                              INDENTURE OF TRUST


                                     among


               THE FAIRFAX COUNTY ECONOMIC DEVELOPMENT AUTHORITY
                                (The "Issuer")

                                      and

                     THE FIRST NATIONAL BANK OF MARYLAND,
                                  as Trustee



                           Dated as of April 1, 1996



                       THIS INSTRUMENT ALSO CONSTITUTES
                        A SECURITY AGREEMENT UNDER THE
                            UNIFORM COMMERCIAL CODE
                                  OF VIRGINIA

                               TABLE OF CONTENTS
                               -----------------

                                                                                             Page
                                                                                             ----
ARTICLE I      Definitions and Rules of Construction........................................... 2

               Section 101. Definitions........................................................ 2
               Section 102. Rules of Construction............................................. 11


ARTICLE II     Establishment of Trust......................................................... 11

               Section 201.  Grant............................................................ 11

ARTICLE III    Authorization, Execution, Authentication, Registration and Delivery of Bonds
               and Adjustment of Rate......................................................... 12

               Section 301.  Authorization of Bonds........................................... 12
               Section 302.  Issuance of Bonds; Interest...................................... 12
               Section 303.  Payment of Principal, Premium and Interest....................... 14
               Section 304.  Optional Tender.................................................. 14
               Section 305.  Mandatory Tender................................................. 16
               Section 306.  Execution and Authentication; Limited Liability.................. 17
               Section 307.  Bond Registrar................................................... 18
               Section 308.  Registration and Exchange of Bonds; Persons Treated as Owners.... 18
               Section 309.  Mutilated, Lost, Stolen or Destroyed Bonds....................... 19
               Section 310.  Cancellation of Bonds............................................ 19
               Section 311.  Temporary Bonds.................................................. 19
               Section 312.  Form of Bonds.................................................... 19
               Section 313.  Book Entry System................................................ 19

ARTICLE IV     Redemption of Bonds; Optional and Mandatory Tender............................. 21

               Section 401.  Redemption Dates and Prices...................................... 21
               Section 402.  Notice of Redemption............................................. 22
               Section 403.  Partial Redemption of Bonds...................................... 23
               Section 404.  Selection of Bonds for Redemption................................ 23
               Section 405.  Effect of Notice of Redemption................................... 24
               Section 406.  Purchase of Bonds................................................ 24
               Section 407.  Remarketing of Bonds............................................. 25
               Section 408.  Delivery of Bonds................................................ 26
               Section 409.  Drawings on Letter of Credit..................................... 27
               Section 410.  Delivery of Proceeds of Sale..................................... 27
               Section 411.  No Remarketing after Default or Defeasance....................... 27

ARTICLE V      General Covenants and Provisions............................................... 28

               Section 501.  Payment of Bonds................................................. 28
               Section 502.  Covenants and Representations of Issuer.......................... 28
               Section 503.  Further Assurances............................................... 28

               Section 504.  Inspection of Books Relating to the Project...................... 29
               Section 505.  Rights under Agreement........................................... 29
               Section 506.  Prohibited Activities............................................ 29
               Section 507.  Reports by Trustee............................................... 29
               Section 508.  Notice of Bankruptcy............................................. 29

ARTICLE VI     Bond Proceeds.................................................................. 29

               Section 601.  Deposits into and Payments from Defeasance Fund.................. 29

ARTICLE VII    Bond Fund and Rebate Fund...................................................... 30

               Section 701.  Creation of Bond Fund............................................ 30
               Section 702.  Payments into the Bond Fund...................................... 31
               Section 703.  Use of Moneys in the Bond Fund and Certain Other Moneys.......... 31
               Section 704.  Trustee Authorized to Draw on Letter of Credit................... 32
               Section 705.  Non-Presentment of Bonds......................................... 32
               Section 706.  Trustee's and Issuer's Fees, Costs and Expenses.................. 32
               Section 707.  Moneys to be Held in Trust....................................... 33
               Section 708.  Repayment to Borrower............................................ 33
               Section 709.  Letter of Credit................................................. 33
               Section 710.  Deposits Into and Payments from Rebate Fund and Other
                             Agreements....................................................... 35

ARTICLE VIII   Investments.................................................................... 36

               Section 801.  Investment of Funds.............................................. 36
               Section 802.  Investments through Trustee's Bond Department.................... 40
               Section 803.  Arbitrage Covenant............................................... 40

ARTICLE IX     Discharge of Indenture......................................................... 40

               Section 901.  Discharge of Indenture........................................... 40

ARTICLE X      Default Provisions and Remedies of Trustee and Bondholders..................... 42

               Section 1001.  Events of Default............................................... 42
               Section 1002.  Acceleration.................................................... 42
               Section 1003.  Other Remedies; Rights of Bondholders........................... 42
               Section 1004.  Right of Bondholders To Direct Proceedings...................... 43
               Section 1005.  Application of Moneys........................................... 43
               Section 1006.  Remedies Vested in Trustee...................................... 45
               Section 1007.  Limitations on Suits............................................ 45
               Section 1008.  Unconditional Right to Receive Principal and Interest........... 46
               Section 1009.  Termination of Proceedings...................................... 46

               Section 1010.  Waivers of Events of Default.................................... 46

ARTICLE XI     The Trustee; Remarketing Agent; Tender Agent................................... 47

               Section 1101.  Acceptance of Trusts and Obligations............................ 47
               Section 1102.  Fees, Charges and Expenses of Trustee........................... 49
               Section 1103.  Notice Required of Trustee...................................... 50
               Section 1104.  Intervention by Trustee......................................... 50
               Section 1105.  Merger or Consolidation of Trustee.............................. 50
               Section 1106.  Resignation by Trustee.......................................... 51
               Section 1107.  Removal of Trustee.............................................. 51
               Section 1108.  Appointment of Successor Trustee; Temporary Trustee............. 51
               Section 1109.  Concerning Any Successor Trustee................................ 51
               Section 1110.  Trustee Protected in Relying on Resolutions..................... 52
               Section 1111.  Notification to Rating Agency................................... 52
               Section 1112.  Duties of Remarketing Agent..................................... 52
               Section 1113.  Eligibility of Remarketing Agent; Replacement................... 52
               Section 1114.  Compensation of Remarketing Agent............................... 53
               Section 1115.  Tender Agent.................................................... 53

ARTICLE XII    Supplemental Indentures........................................................ 54

               Section 1201.  Supplemental Indentures Not Requiring Consent of Bondholders.... 54
               Section 1202.  Supplemental Indentures Requiring Consent....................... 55
               Section 1203.  Opinion of Counsel Required..................................... 56

ARTICLE XIII   Amendment of Agreement or Remarketing Agreement................................ 56

               Section 1301.  Amendments Not Requiring Consent of Bondholders................. 56
               Section 1302.  Amendments Requiring Consent.................................... 57
               Section 1303.  Limitation on Amendments........................................ 57
               Section 1304.  Amendment by Unanimous Consent.................................. 58
               Section 1305.  Opinion of Counsel Required..................................... 58

ARTICLE XIV    Miscellaneous.................................................................. 58

               Section 1401.  Borrower Bonds.................................................. 58
               Section 1402.  Consents of Bondholders......................................... 58
               Section 1403.  Limitation of Rights............................................ 58
               Section 1404.  Limitation of Liability of Directors, Officers, Etc., of
                              Issuer and the Trustee.......................................... 59
               Section 1405.  Notices......................................................... 59
               Section 1406.  Successors and Assigns.......................................... 60
               Section 1407.  Severability.................................................... 60
               Section 1408.  Applicable Law.................................................. 60
               Section 1409.  Counterparts.................................................... 60
               Section 1410.  Issuer's Reliance upon Certificates............................. 60

Exhibit A    Form of Bond
Exhibit B    Letter of Representations

     THIS INDENTURE OF TRUST is made as of the 1st day of April, 1996, by and among THE FAIRFAX COUNTY ECONOMIC DEVELOPMENT AUTHORITY, a political subdivision of the Commonwealth of Virginia (the "Issuer"), and THE FIRST NATIONAL BANK OF MARYLAND, having its principal corporate trust office in Baltimore, Maryland, or its successors in trust (the "Trustee").

                                   RECITALS
                                   --------

     By virtue of Chapter 643 of the Virginia Acts of Assembly of 1964, as amended (the "Act"), the General Assembly of Virginia has authorized the creation of the Issuer and the Issuer has been duly organized pursuant to the Act. The Issuer has been vested with all powers necessary or convenient to carry out and effectuate the purposes and provisions of the Act, including the powers to issue its revenue bonds for the purpose of protecting and promoting the safety, health, welfare, convenience and prosperity of the inhabitants of the Commonwealth; the Issuer is further authorized to acquire, own, lease and dispose of properties and to that end the Issuer is further authorized to lease or sell to others any or all of its facilities, to issue its bonds for the purpose of carrying out any of its powers, to mortgage and pledge any or all of its assets, whether then owned or thereafter acquired, as security for the payment of the principal of, premium, if any, and interest on any such bonds and any agreements made in connection therewith, and to pledge the revenues and receipts from the leasing or sale of such facilities, or from any other source, to the payment of such bonds and to refund bonds issued for such purposes; and

     In order to further the purposes of the Act, the Issuer proposes to issue its Variable Rate Demand Revenue Bonds (Forman Development Associates Project) Series 1996, in the aggregate principal amount of $2,665,000 (the "Bonds") and to apply the proceeds thereof, upon the terms and conditions of this Indenture and a Loan Agreement dated as of the date hereof (the "Agreement") between the Issuer and Forman Development Associates Limited Partnership, a Virginia limited partnership (the "Borrower"), to refund bonds issued to finance the costs of acquiring, constructing, equipping and furnishing an administrative office and warehouse facility containing approximately 72,000 square feet located on 4.75 acres in Springbelt Center, Fairfax County, Virginia (the "Project").

     The Issuer intends to assign to the Trustee, as security for the Bonds, the Issuer's rights under the Agreement (except for certain of the Issuer's rights with respect to notice, indemnification and payment of fees, if any, and expenses). The Bonds shall be issued in registered form without coupons. The Bonds and Trustee's certificate of authentication with respect thereto are to be in substantially the form set forth in Exhibit A hereto, with such variations,
                                       ---------
omissions and insertions as are permitted or required by this Indenture.

     All things necessary to make the Bonds valid, binding and legal limited obligations of the Issuer, when authenticated by the Trustee and issued as provided in this Indenture, and to constitute this Indenture as a valid and binding agreement securing the payment of the principal and redemption price of, and interest on, and the purchase price of, the Bonds issued and to be issued hereunder have been done and performed. Subject to the terms hereof, the execution and delivery of this Indenture and the execution and issuance of the Bonds have, in all respects, been duly authorized.

     The Issuer hereby covenants and agrees with the Trustee and with the registered owners, from time to time, of the Bonds, as follows:


                                   ARTICLE I

                     Definitions and Rules of Construction
                     -------------------------------------

     Section 101. Definitions.  For all purposes of the Bond Documents, the
     -----------  -----------
following words and terms shall have the meanings herein set forth, unless the context expressly provides or otherwise requires. In addition to, and not as a limitation upon, the preceding sentence, words and terms used herein which are defined in the body of any of the Bond Documents shall have the same meaning when used herein as therein, unless the context in which any such term is used herein clearly requires that a different meaning be ascribed to such term.

     "Act" shall mean Chapter 643 of the Virginia Acts of Assembly of 1964, as amended, as now in effect or hereafter from time to time amended.

     "Act of Bankruptcy" shall mean the filing of a case in bankruptcy (or the commencement of a bankruptcy or similar proceeding) by or against the Borrower or the Issuer, as debtor, under any applicable bankruptcy, reorganization, insolvency or other similar law now or hereafter in effect.

     "Adjustment Date" shall mean each Wednesday during which any of the Bonds are Outstanding.

     "Agreement" or "Loan Agreement" shall mean the Loan Agreement, dated as of April 1, 1996, including any amendments thereto, between the Issuer and the Borrower.

     "Alternate Credit Facility" shall have the meaning set forth in Section 709(b) of this Indenture.

     "Authorized Denominations" shall mean $100,000 or any integral multiple of $5,000 in excess thereof.

     "Authorized Representative of the Borrower" shall mean initially Barry P. Forman, Howard D. Forman or Matthew D. Forman, and thereafter, the person or persons as may be designated by the Borrower by certificate filed with the Trustee and the Issuer, authorized to act on behalf of the Borrower under the Bond Documents.

     "Available Moneys" shall mean

          (a) If the Letter of Credit is then in effect:

              (i) proceeds from the remarketing of any Bonds pursuant to this Indenture to any person other than the Issuer, the Borrower or any "insider" (as defined in the Bankruptcy Code) of the Issuer or the Borrower; or

              (ii)   moneys received from any draw on the Letter of Credit; or

              (iii) any other moneys or securities if there is delivered to the Trustee an Opinion of Counsel experienced in bankruptcy matters and, for so long as S&P rates the Bonds, reasonably acceptable to S&P (which may assume that no Bondholder is an "insider" as defined in the Bankruptcy Code) to the effect that the use of such moneys or securities to pay the principal or purchase price of, premium, if any, or interest on the Bonds would not be avoidable as preferential payments under Section 547 of the Bankruptcy Code recoverable under
Section 550 of the Bankruptcy Code should the Issuer or the Borrower become a debtor in a proceeding commenced thereunder; or

              (iv) earnings derived from the investment of any of the foregoing; or

          (b) if the Letter of Credit is not in effect, any moneys used to pay principal of, premium, if any, purchase price of or interest on the Bonds.

     "Bankruptcy Code" shall mean the United States Bankruptcy Reform Act of 1978, as amended, or any substitute or replacement legislation.

     "Bond Documents" shall mean this Indenture, the Remarketing Agreement and the Loan Agreement.

     "Beneficial Owner" shall mean the Person in whose name a Bond is recorded as beneficial owner of such Bond by the Securities Depository or a Participant or an Indirect Participant on the records of such Securities Depository, Participant or Indirect Participant, as the case may be, or such Person's subrogee.

     "Bond" or "Bonds" shall mean the Variable Rate Demand Revenue Bonds (Forman Development Associates Project) Series 1996, of the Issuer in the original aggregate principal amount of $2,665,000.

     "Bond Counsel" shall mean an attorney or firm of attorneys nationally recognized on the subject of municipal bonds.

     "Bond Counsel Approval" shall mean an opinion of Bond Counsel to the effect that the actions or change described therein will not adversely affect the exemption from Federal income taxation of interest on the Bonds.

     "Bond Fund" shall mean the fund created under Section 701 of this Indenture.

     "Bondholder," "Holder," "holder" or any similar term, when used with reference to a Bond, shall mean the registered owner of such Bond.

     "Bond Proceeds" shall mean all receipts from the sale of the Bonds, including earnings thereon.

     "Bond Registrar" shall mean the Trustee or its designee, in its capacity as registrar for the beneficial Owners of the Bonds held in book-entry form.

     "Book Entry System" shall mean a book entry system established and operated for the recordation of Beneficial Owners of the Bonds pursuant to Section 313 hereof.

     "Borrower" shall mean Forman Development Associates Limited Partnership, a Virginia limited partnership.

     "Business Day" shall mean any day other than (i) Saturday or Sunday, (ii) a day on which commercial banks located in Baltimore, or, if the Letter of Credit is in effect, in the city in which the principal office of the Letter of Credit Issuer is located, or the city in which the principal office of the Trustee is located, are required or authorized by law or executive order to close or remain closed or (iii) a day on which The New York Stock Exchange is closed.

     "Closing" or "Closing Date" shall mean April 24, 1996.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, including applicable regulations, whether temporary or permanent, revenue procedures and revenue rulings thereunder.

     "Commonwealth" shall mean the Commonwealth of Virginia.

     "DTC" shall mean The Depository Trust Company, New York, New York, or its nominee, or its successors and assigns, or any other depository performing similar functions under this Indenture.

     "Deed of Trust" shall mean the Deed of Trust dated as of April 1, 1996, from the Borrower to E. Stephen White, trustee, including any amendments or supplements thereto.

     "Determination of Taxability" shall mean: (i) the date on which the Borrower determines that interest payable on the Bonds is includable in the gross income for Federal income tax purposes of the registered owners thereof (other than a "substantial user" of the Project or a "related person" as such terms are used in Section 147(a) of the Code), if such determination is supported by a written opinion of Bond Counsel to such effect, satisfactory to the Trustee; (ii) the date on which, in the opinion of Bond Counsel, a change in law or regulation becomes effective or on which the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, specifically to the effect that interest payable on the Bonds is includable in the gross income of the registered owners thereof (other than a "substantial user" or "related person", as defined above) for federal income tax purposes;
(iii) the date on which the Borrower shall receive notice from the Trustee in writing that the Trustee has been advised by the registered owner of any Bond that the Internal Revenue Service has issued a 90-day letter which asserts that the interest payable on such Bond is includable in the gross income for Federal income tax purposes of such owner (other than a "substantial user", or "related person" as defined above); or (iv) the date on which the Trustee receives notice that the Borrower or the Issuer has taken any action inconsistent with, or has failed to act consistently with, the tax-exempt status of the Bonds (unless the Trustee receives an opinion of Bond Counsel, satisfactory to it, and substantially to the effect that, notwithstanding such action or failure to act, the interest on the Bonds continues to qualify as exempt from Federal income taxation). For purposes of this definition only, the provisions of the Code as in effect on the date of the issuance of the Bonds relating to the alternative minimum tax and inclusion of interest on the Bonds in the calculation of adjusted net book income for purposes of the alternative minimum tax on corporations shall not be deemed to make interest on the Bonds includable in the gross income of any holder.

     "Governmental Charges" shall mean taxes, fees, assessments, levies, utility charges and other governmental charges of any kind whatsoever which are assessed, levied or imposed against the Project or incurred in the operation, maintenance, use and occupancy of the Project.

     "Indenture" shall mean this Indenture of Trust, dated as of April 1, 1996, among the Issuer and the Trustee, including any amendments or supplements thereto.

     "Indirect Participant" shall mean a broker-dealer, bank or other financial institution for which the Securities Depository holds Bonds as a securities depository through a Participant.

     "Interest Payment Date" or "interest payment date" shall mean (i) the first Business Day of each calendar month, (ii) any date on which the Bonds are subject to mandatory tender under this Indenture, and (iii) the final maturity date of the Bonds.

     "Interest Period" shall mean a seven day period commencing on Wednesday of a given week and ending on Tuesday of the following week, except that (i) the first Interest

Period shall commence on the first Business Day of a calendar month and end on the first Tuesday thereafter. Upon the initial issuance of the Bonds, the Bonds shall be in an Interest Period commencing on the date of initial issuance and delivery of the Bonds and ending on Tuesday of the following week.

     "Issue Date" shall mean the date of issuance of the Bonds, which is the Closing Date.

     "Issuer" shall mean the Fairfax County Economic Development Authority, a political subdivision of the Commonwealth of Virginia, and its successors or assigns.

     "Land" shall mean that parcel of land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached to the Deed of Trust, less
                                  ---------
such real estate as may be taken by the exercise of the power of eminent domain or lost because of failure of title or released from the lien of the Deed of Trust pursuant to the terms thereof.

     "Letter of Credit" shall mean any irrevocable letter of credit issued in accordance with Section 4.4 of the Agreement and any Alternate Credit Facility issued in accordance with Section 709(b) hereof.

     "Letter of Credit Account" shall mean the Letter of Credit Account in the Bond Fund established by Section 701 hereof.

     "Letter of Credit Agreement" shall mean, while the Bonds are Outstanding during the Letter of Credit Period, an agreement between the Letter of Credit Issuer and the Borrower, whereby the Letter of Credit Issuer agrees to issue a Letter of Credit in favor of the Trustee to secure the Bonds, including amendments and supplements thereto, and any Letter of Credit Agreement entered into with the issuer or provider of an Alternate Credit Facility, as amended.

     "Letter of Credit Issuer" shall mean the issuer of the Letter of Credit, which may be a commercial bank (whether domestic or foreign), a savings and loan association, an insurance company or other entity acceptable to the Remarketing Agent or, if there be no Remarketing Agent, such an entity with long-term debt or obligations rated within one of the three highest rating categories by any Rating Agency. Unless otherwise provided, any reference to Letter of Credit Issuer shall refer only to the Letter of Credit Issuer which at the time of any determination shall have an outstanding Letter of Credit.

     "Letter of Credit Period" shall mean any time that Bonds Outstanding are secured by a Letter of Credit issued in favor of the Trustee by a Letter of Credit Issuer.

     "LIBOR" shall mean the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rate per annum at which deposits in U.S. dollars are offered to the Letter of Credit Issuer in the London Interbank Eurodollar market at approximately 11:00 A.M. (London time) two (2) business days before the first day of such applicable Interest

Period in an amount approximately equal to the principal amount of the Bonds to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     "Mandatory Tender Date" shall mean and refer to each of the dates described in Section 305 of this Indenture on which date the Bondholders are required to tender their Bonds for purchase and the Issuer is required, in the absence of a Non-Tender Notice (hereinafter defined), to cause such Bonds to be purchased, but solely from Available Moneys.

     "Mandatory Tender Notice" shall mean the notice required to be given pursuant to Section 305(b) of this Indenture.

     "Maturity Date" shall mean November 30, 2007, or such earlier date on which the Bonds, in accordance with their terms, become due and payable or are required to be redeemed in whole and not in part.

     "Maximum Rate" shall mean 10% per annum for so long as the Letter of Credit is in effect.

     "Moody's" shall mean Moody's Investors Service, Inc. and its successors.

     "Municipality" shall mean Fairfax County, Virginia, a political subdivision of the Commonwealth.

     "Net Proceeds" shall mean the proceeds from any insurance recovery or condemnation award, after payment of attorneys' fees, fees and expenses of the Trustee and all other expenses incurred in the collection of such proceeds.

     "Opinion of Counsel" shall mean a written opinion of any attorney or firm of attorneys, acceptable to the Trustee, who may be counsel for the Issuer, the Trustee or the Borrower.

     "Optional Tender Date" shall mean and refer to each of the dates described in Section 304(a) hereof, on which dates the Bondholders, having first delivered notice in accordance with Section 304(a), shall be entitled to require the Issuer to cause their Bonds to be purchased, but solely from Available Moneys.

     "Outstanding", when used in reference to the Bonds, shall mean as of a particular date, all Bonds authenticated and delivered under this Indenture except:

          (a) any Bond canceled or required to be canceled by the Trustee at or before such date;

          (b) any Bond for the payment of which cash equal to the principal amount thereof with interest to date of maturity, shall have theretofore been deposited with the Trustee before maturity;

          (c) any Bonds for the redemption of which cash or noncallable direct obligations of, or obligations the payment of the principal of and interest on which is unconditionally guaranteed by, the United States of America, which at their maturity will provide funds equal to the redemption price of such Bonds with interest to the redemption date, shall have theretofore been deposited with the Trustee and for which notice of redemption shall have been given in accordance with this Indenture;

          (d) any Bond in lieu of, or in substitution for which, another Bond shall have been authenticated and delivered pursuant to this Indenture;

          (e) any Bond deemed paid under the provisions of Section 901 of this Indenture, except that any such Bond shall be considered Outstanding until the maturity or redemption date thereof only for the purposes of actually being paid; and

          (f) any Bond not deemed Outstanding pursuant to, but only to the extent provided for in, Sections 304 and 305 hereof.

     "Participant" shall mean a broker-dealer, bank or other financial institution for which the Securities Depository holds Bonds as a securities depository.

     "Payment of the Bonds" shall mean payment in full of the principal or redemption price of, premium, if any, and interest on, and purchase price of the Bonds and any other amounts payable under the terms of this Indenture.

     "Payments Account" shall mean the Payments Account of the Bond Fund established by Section 701 hereof.

     "Person" shall mean natural persons, firms, partnerships, associations, corporations, trusts and public bodies.

     "Pledged Bonds" shall mean Bonds purchased with moneys drawn under the Letter of Credit and held as provided in the Letter of Credit Agreement or related pledge agreement during the period that such Bonds are so held.

     "Pledged Bonds Custodian" shall mean (a) The First National Bank of Maryland, as Trustee, as agent for the Letter of Credit Issuer under the Pledged Bonds Custody Agreement, or any successor custodian of the Pledged Bonds acting as the Letter of Credit Issuer's agent and (b) any other person who, pursuant to a Pledged Bonds Custody Agreement with a Letter of Credit Issuer and as agent for such Letter of Credit Issuer, acts as custodian of the Pledged Bonds.

     "Project" shall mean the acquiring, constructing, equipping and furnishing of a warehouse and administrative offices facility of approximately 72,000 square feet located on 4.75 acres in Springbelt Center, Fairfax County, Virginia, the costs of which will be refunded with proceeds of the Bonds.

     "Purchase Date" shall mean the date on which the Bonds are tendered for purchase pursuant to Section 304 hereof (relating to optional tenders).

     "Rated Period" shall mean any time that Bonds Outstanding are currently rated by a Rating Agency.

     "Rating Agency" shall mean Moody's, if the Bonds shall at the time be rated by Moody's, and S&P, if the Bonds shall at the time be rated by S&P.

     "Rebate Fund" shall mean the Rebate Fund established by Section 710 hereof.

     "Rebate Earnings Account" shall mean the account in the Rebate Fund established by Section 710 hereof.

     "Rebate Payment Account" shall mean the account in the Rebate Fund established by Section 710 hereof.

     "Record Date" shall mean the Business Day preceding the Interest Payment Date.

     "Refunded Bonds" shall mean the Fairfax County Economic Development Authority Industrial Development Revenue Note (Forman Distributing Facility) dated November 30, 1982 in the original principal amount of $3,500,000.

     "Registered Owner" or "Owner" shall mean the person or persons in whose name or names a Bond shall be registered on the books of the Issuer maintained by the Bond Registrar for that purpose in accordance with the terms of this Indenture.

     "Remarketing Agent" shall mean The First National Bank of Maryland, or its successors or assigns permitted to act as such under the Remarketing Agreement.

     "Remarketing Agreement" shall mean the Placement Agency and Remarketing Agreement, dated as of April 1, 1996, by and among the Issuer, the Remarketing Agent and the Borrower, and any amendments or supplements thereto.

     "Resolution" shall mean the resolution adopted by the Issuer on April 16, 1996, approving the issuance of the Bonds and the financing contemplated by the Bond Documents.

     "Revenues" shall mean (i) the revenues and receipts, if any, derived by the Issuer from the sale of the Bonds and all amounts realized by the Issuer or the Trustee from or paid pursuant to the Agreement (except payments to the Issuer and others under Sections 8.3 and 8.4 of the Agreement and payments pursuant to
Section 8.1 of the Agreement) or pursuant to the terms of, or moneys provided by, the Letter of Credit, (ii) any proceeds of Bonds originally deposited with the Trustee for the payment of accrued interest on the Bonds, (iii) investments and investment income in respect of any moneys held by the Trustee, and (iv) moneys held by the Trustee in the Eligible Moneys Account of the Bond Fund.

     "S&P" shall mean Standard and Poor's Ratings Group, a division of McGraw Hill, and its successors.

     "Securities Depository" shall mean The Depository Trust Company and any substitute for or successor to such Securities Depository that shall maintain a Book Entry System with respect to the Bonds.

     "Securities Depository Nominee" shall mean the Securities Depository or the nominee of such Securities Depository in whose name there shall be registered on the registration books the Bonds to be delivered to such Securities Depository during the continuation with such Securities Depository of participation in its Book Entry System.

     "Tender Agent" shall mean at any time the Bonds are not held in a Book Entry System, the Trustee, or such other entity as may be designated, as set forth in Section 1115 of this Indenture.

     "Tender Date" shall mean any Mandatory Tender Date or Optional Tender Date.

     "Termination Date" shall mean (a) the first Business Day of the calendar month in which the expiration date of the Letter of Credit then in effect occurs, provided that, if there is delivered to the Trustee an Alternate Credit Facility prior to the day that is 5 days before the date upon which the Trustee is required to give a Mandatory Tender Notice with respect to such Termination Date in accordance with Section 305(b) of this Indenture, the Termination Date shall be determined with reference to the expiration date of such Alternate Credit Facility, or (b) the effective date of any Alternate Credit Facility that replaces any Letter of Credit then in effect.

     "Trustee" shall mean The First National Bank of Maryland, Baltimore, Maryland, or its successors serving as such under this Indenture.

     "UCC" shall mean the Uniform Commercial Code of the Commonwealth, as amended.

     "Undelivered Bonds" shall mean the Bonds defined as such in Sections 304 and 305 of this Indenture.

     "Variable Rate" shall mean the rate of interest on the Bonds determined as provided in Section 302(c)(i) hereof.

      Section 102. Rules of Construction.  The following rules shall apply to
      -----------  ---------------------
the construction of this Indenture unless the context otherwise requires:

     (a) Singular words shall connote the plural number as well as the singular and vice versa.

     (b) Words importing the redemption or calling for redemption of Bonds shall not be deemed to refer to or connote the payment of Bonds at their stated maturity.

     (c) All references herein to particular Articles or Sections are references to Articles or Sections of this Indenture unless otherwise indicated.

     (d) The headings herein are solely for convenience of reference and shall not constitute a part of this Indenture nor shall they affect its meaning, construction or effect.

     (e) The masculine, feminine and neuter genders are used solely for convenience of reference and not as terms of limitation. Accordingly, words of masculine, feminine and neuter genders shall be deemed and construed to include correlative words of masculine, feminine and neuter genders.

     (f) This Indenture shall be construed for the benefit of the Borrower as well as for the parties hereto to the extent not inconsistent with the rights of the Trustee and the Bond holders.

                                  ARTICLE II

                            Establishment of Trust
                            ----------------------

     Section 201.  Grant.  In order to provide for the payment of the
     -----------   -----
principal or redemption price of, and interest on, and the purchase price of, the Bonds and for the payment of the funds which may be advanced by the Trustee pursuant to this Indenture, and to secure the performance of all of the obligations of the Issuer under the Bonds and this Indenture, the Issuer has caused the Borrower to deliver the Letter of Credit to the Trustee and hereby pledges, assigns and grants to, and creates in favor of, the Trustee a lien on and a security interest in the following:

          (a) All rights of the Issuer under the Agreement, but excluding rights to notice and the payments to be made directly to the Issuer and others pursuant to Sections 8.1, 8.3 and 8.4 of the Agreement.

          (b)  The Revenues.

          (c) The funds and accounts, including moneys and investments, held by the Trustee pursuant to the terms of this Indenture, other than funds paid pursuant to Sections 304 and 305 and the Rebate Fund.

          (d) All rights of the Issuer under the Remarketing Agreement, but excluding the Issuer's rights to indemnification thereunder.

          (e) All other property of any kind mortgaged, pledged or hypothecated at any time as and for additional security hereunder by the Issuer or by anyone on its behalf or with its written consent in favor of the Trustee, which is hereby authorized to receive all such property at any time and to hold and apply it subject to the terms of this Indenture.

     The property described above is to be held by the Trustee in trust for the equal and proportionate benefit and security of the Bondholders from time to time of the Bonds issued under and secured by this Indenture, without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the others, on the terms and conditions set forth in this Indenture. Upon Payment of the Bonds, if during the Letter of Credit Period, the Letter of Credit Issuer shall be subrogated, as provided for in Section 901, to the rights of the Bondholders to the extent amounts have been drawn under the Letter of Credit.

                                  ARTICLE III

                   Authorization, Execution, Authentication,
           Registration and Delivery of Bonds and Adjustment of Rate
           ---------------------------------------------------------

     Section 301.  Authorization of Bonds.  There are hereby authorized to be
     -----------   ----------------------
issued variable rate demand revenue bonds of the Issuer in the aggregate principal amount of $2,665,000.

     Section 302.  Issuance of Bonds; Interest.  (a)  General Terms.  The Bonds
     -----------   ---------------------------        -------------
shall be issuable only as fully registered Bonds in Authorized Denominations. Unless the Issuer shall otherwise direct, the Bonds shall be numbered from R-1 upward.

          (b) Date; Maturity.  The Bonds shall be dated as of the date of their
              --------------
authentication, and shall mature, subject to prior redemption, on November 30, 2007.

          (c) Calculation.  Interest on Bonds shall be calculated on the basis
              -----------
of a year of 365 or 366 days, as appropriate, for actual days elapsed. If any Bonds are tendered to the Remarketing Agent pursuant to Section 304 or 305 hereof but the Bonds are not immediately remarketed, such Bonds will continue to bear interest at the rate applicable to the Interest Period during which the Bonds were tendered until a period of sixty (60) days has elapsed, at which time the interest rate will adjust to LIBOR plus one hundred fifty (150) basis points. If the Bonds cannot be remarketed due a downgrade in the rating of the Letter of Credit Issuer, then the interest rate shall be deemed not to have been set by the

Remarketing Agent pursuant to Section 302(c)(i) below. Notwithstanding the foregoing, the interest rate borne by the Bonds during such time as the Bonds are in default and cannot be remarketed shall be equal to LIBOR plus three hundred fifty (350) basis points commencing on the date of such default.

             (i)    Interest Rate. The Remarketing Agent shall determine the
                    -------------
interest rate on the Bonds to be effective for each Interest Period on the Business Day preceding the first day of such Interest Period. Such rate shall be equal to the interest rate per annum which, in the professional judgment of the Remarketing Agent having due regard for prevailing market conditions, would be the minimum interest rate necessary to cause a sale of the Bonds on the first day of such Interest Period at a price equal to 100% of the principal amount thereof plus accrued interest, but in no event to exceed the Maximum Rate. If for any reason the Remarketing Agent does not set an interest rate or a court holds that the interest rate set for any period is invalid or unenforceable, the interest rate for such Interest Period shall be determined by the Trustee as that rate per annum equal to 85% of the per annum bond equivalent yield applicable to 13-week United States Treasury securities, as published by the Federal Reserve Bank of New York on the most recent date prior to the applicable Interest Period as provided in this subsection.

             (ii)   Notice of Interest Rate. The Remarketing Agent shall provide
                    -----------------------
the Tender Agent, if any, the Borrower and the Trustee with telephonic notice (confirmed in writing) of the Interest Rate, by 12:00 noon, Baltimore time, on the date any such rates are determined.

             (iii)  Initial Rate. The Bonds shall initially bear interest at the
                    ------------
interest rate determined by the Remarketing Agent on or prior to the date of initial issuance and delivery of the Bonds.

             (iv)   Conclusive Determination. The determination of the interest
                    ------------------------
rate on the Bonds as provided in this Section 302(c) shall be conclusive and binding.

          (d) Payment of Interest.  Interest on the Bonds shall be payable on
              -------------------
each Interest Payment Date. Interest paid on each Interest Payment Date shall be for the period from and including the 26th day of the second month preceding such Interest Payment Date (or, with respect to the first Interest Payment Date, the date on which interest begins to accrue at the Variable Rate) through and including the 25th day of the month immediately preceding such Interest Payment Date.

     Section 303.  Payment of Principal, Premium and Interest.  The principal
     -----------   ------------------------------------------
of, premium, if any, and interest on the Bonds shall be payable in lawful money of the United States of America at the principal corporate trust office of the Trustee; provided, however, that the payment of interest alone shall be made to the Registered Owner thereof (a) by check or draft mailed on the applicable Interest Payment Date to the Registered Owner as of the close of business on the applicable Record Date, at his address as it appears on the registration books of the Issuer maintained by the Trustee or at such other address as is furnished in writing by the Registered Owner to the Trustee, or
(B) as to any Registered Owner of $1,000,000 or more in aggregate principal amount of Bonds who so elects, by wire transfer to such wire transfer address in the continental United States as such Registered Owner shall have furnished to the Trustee in writing on or prior to the respective Record Date.

     If and to the extent that there shall be a default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the Registered Owners who were Registered Owners at the close of business as of the fifth Business Day immediately preceding the date of payment of such defaulted interest.

     Payment of principal shall be made to or upon the order of the Registered Owner only upon presentation and surrender of each Bond, as the same becomes due, at the principal corporate trust office of the Trustee.

     Section 304.  Optional Tender.  (a)  Optional Tender.  Each owner of any
     -----------   ---------------        ---------------
Bond may demand that its Bond be purchased by the Tender Agent, in whole (or in part in an Authorized Denomination), on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the Purchase Date as provided below. To effect such a purchase, the Bondholder must
(i) deliver to the Tender Agent at its principal office a written irrevocable notice, which will be effective upon receipt, which states the name and address of the registered owner, the principal amount of such Bond (and the portion thereof to be tendered, if less than the full principal amount is to be tendered) and the Bond number, and states the date on which such Bond shall be purchased, which date shall be a Business Day at least seven days following the date of delivery of such notice to the Tender Agent, and (ii) deliver to the Tender Agent at its principal office by 10:30 a.m., Baltimore time on the Purchase Date (A) the Bonds being tendered, and (B) an instrument of transfer in form satisfactory to the Tender Agent, executed in blank by the owner thereof with the signature of a member of a signature guarantee program approved by the Securities Transfer Association (currently MSP, STAMP and SEMP).

     If the Bonds are held in a Book Entry System, the right to optionally tender Bonds may be exercised by a Beneficial Owner. Such right shall be exercised by delivery by the Beneficial Owner to the Remarketing Agent of the notice described in the preceding paragraph stating that such Beneficial Owner will cause its beneficial interest (or portion thereof in an Authorized Denomination) to be tendered, the amount of such interest to be tendered, the date on which such interest will be tendered (which date shall be a Business Day at least seven days after delivery of such notice to the Remarketing Agent) and the identity of the Participant through which the Beneficial Owner maintains its interest. Upon delivery of such notice, the Beneficial Owner must make arrangements to have its beneficial ownership interest in the Bonds being tendered transferred to the Remarketing Agent at or prior to 10:00 a.m., Baltimore time, on the Purchase Date.

          (b) Undelivered Bonds.  The delivery of an optional tender notice
              -----------------
described in (a) above by an Owner of a Bond is irrevocable and binding on such owner and cannot be withdrawn. If the Bonds are not then in a Book-Entry System, any Bond, the owner of which has delivered such notice, which is not tendered on or before the Purchase Date shall, if Available Moneys sufficient and available for the purchase of such Bonds have been deposited with the Tender Agent on the Purchase Date, be deemed to have been tendered for purchase on the Purchase Date and shall be an Undelivered Bond for purposes of this Indenture. Owners of Undelivered Bonds shall have no rights or benefits under this Indenture with respect to such Bonds other than to receive the purchase price for such Bonds upon surrender of such Bonds to the Tender Agent.

          (c) Payment of Purchase Price.  The purchase price for Bonds
              -------------------------
optionally tendered pursuant to this Section 304 shall be payable on the Purchase Date by check mailed on the Purchase Date to the Bondholder tendering such Bond or, at the option of any Bondholder demanding purchase of Bonds in an aggregate principal amount of $1,000,000 or more, in Federal or other immediately available funds by either (i) wire transfer to such Bondholder to the bank account number on file with the Tender Agent, (ii) credit to an account maintained by such Bondholder with the Tender Agent, or (iii) Federal funds check to be picked up at the principal office of the Tender Agent. If the Bonds are then held in a Book Entry System, payment of the purchase price shall be made by the Trustee or the Remarketing Agent in accordance with the rules and procedures of the Securities Depository.

          (d) Tender Agent and Remarketing Agent Not Agent of Issuer.  In
              ------------------------------------------------------
connection with any action required of the Tender Agent or the Remarketing Agent pursuant to this Section 304, the Tender Agent and the Remarketing Agent are not and shall not be construed to be acting as an agent of the Issuer but are acting on behalf of the selling Bondholder.

          (e) Effect of Purchase of Bonds.  No purchase of Bonds pursuant to
              ---------------------------
this Section 304 or advance of use of any funds to effectuate any such purchase shall be deemed to be a payment or redemption of the Bonds or a prepayment of the amounts due under the Agreement or of any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds or the amounts due under the Agreement.

          (f) Pledged Bonds.  Notwithstanding the foregoing, Pledged Bonds may
              -------------
not be optionally tendered as provided in this Section 304.

     Section 305.  Mandatory Tender.  (a)  In General.  All Bonds are subject to
     -----------   ----------------        ----------
mandatory tender in whole by the Owners of the Bonds to the Tender Agent at its principal office on each date described below (each a "Mandatory Tender Date") at a purchase price equal to 100% of the principal amount thereof, plus, if the Mandatory Tender Date is not an Interest Payment Date, accrued interest to the Mandatory Tender Date, on the fifth Business Day prior to the expiration or termination of the Letter of Credit if (1) the Trustee has not received written notice of the extension of the Letter of Credit at least twenty
(20) days prior to the expiration or termination date and the Letter of Credit is not being replaced with an Alternate Credit Facility on or prior to such expiration or termination date or (2) the Letter of Credit is being replaced with an Alternate Credit Facility on or prior to such expiration or termination date, but the Trustee has not received written confirmation of a Maintenance of Rating, as defined in Section 709(b) hereof, by the dates described therein.

          (b) Notice of Mandatory Tender.  At least forty-five (45) days before
              --------------------------
each Mandatory Tender Date, the Trustee shall mail notice of such Mandatory Tender Date to the Remarketing Agent. No later than 20 days prior to any Mandatory Tender Date, the Trustee shall mail notice to all Owners of Bonds subject to mandatory tender on such date stating that (1) due to the occurrence of one of the events described above (which event shall be specified), such Owner's Bonds will be subject to mandatory tender to the Tender Agent at its principal office on the Mandatory Tender Date at the purchase price described above, and (2) interest with respect to Bonds which are not tendered on the Mandatory Tender Date will cease to accrue provided Available Moneys for such purchase are on deposit with the Tender Agent on the Mandatory Tender Date. No failure on the part of the Trustee to give such notice shall affect the requirement that Bonds be tendered on the Mandatory Tender Date. A copy of such notice shall be mailed by the Trustee to the Remarketing Agent, together with written notice as to the aggregate principal amount of the Bonds subject to mandatory tender on such date.

          (c) Undelivered Bonds.  If the Bonds are not then held in a Book Entry
              -----------------
System, any Bond subject to mandatory tender which is not tendered on or before the Mandatory Tender Date shall, if Available Moneys sufficient and available for the purchase of such Bonds have been deposited with the Tender Agent on the Mandatory Tender Date, be deemed to have been tendered for purchase on the Mandatory Tender Date and shall be an Undelivered Bond for purposes of this Indenture. Owners of Undelivered Bonds shall have no rights or benefits under this Indenture with respect to such Bonds other than to receive the purchase price for such Bonds upon surrender of such Bonds to the Tender Agent.

          (d) Payment of Purchase Price.  The purchase price for Bonds
              -------------------------
mandatorily tendered pursuant to this Section 305 shall be payable on the Mandatory Tender Date by check mailed on the Mandatory Tender Date to the Bondholder tendering such Bond or, at the option of any Owner of Bonds in an aggregate principal amount of $1,000,000 or more (exercised by a request in writing delivered to the Trustee), in Federal or other immediately available funds by either (i) wire transfer to such Bondholder to the bank account number on file with the Tender Agent, (ii) credit to an account maintained by such Bondholder with the Tender Agent, or (iii) Federal funds check to be picked up at a principal office of the Tender Agent. If the Bonds are then held in a Book Entry System, payment of the purchase price shall be made by the Trustee or the Remarketing Agent in accordance with the rules and procedures of the Securities Depository.

          (e) Tender Agent Not Agent of Issuer.  In connection with any action
              --------------------------------
required of the Tender Agent pursuant to this Section 305, the Tender Agent is not and shall not be construed to be acting as an agent of the Issuer but is acting on behalf of the selling Bondholder.

          (f) Effect of Purchase of Bonds.  No purchase of Bonds pursuant to
              ---------------------------
this Section 305 or advance or use of any funds to effectuate any such purchase shall be deemed to be a payment or redemption of the Bonds or a prepayment of the amounts due under the Agreement or of any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds or the amounts due under the Agreement.

          (g) Pledged Bonds.  Notwithstanding the foregoing, Pledged Bonds are
              -------------
not subject to mandatory tender as provided in this Section 305.

          (h) Book Entry System.  If the Bonds are then held in the Book Entry
              -----------------
System, it shall not be necessary that Bonds be physically tendered to a Tender Agent on the Mandatory Tender Date. Transfers of Beneficial Owner interests shall be effected by the Securities Depository in accordance with its rules and procedures and notices otherwise to be given by the Tender Agent shall be given by the Trustee.

     Section 306.  Execution and Authentication; Limited Liability.  The Bonds
     -----------   -----------------------------------------------
will be signed on behalf of the Issuer with the manual or facsimile signature of its Chairman or Vice Chairman and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, and the seal of the Issuer will be impressed or imprinted on the Bonds by facsimile or otherwise. If an officer of the Issuer whose signature is on a Bond no longer holds that office at the time Trustee or the Tender Agent authenticates the Bond, the Bond shall nevertheless be valid. Also, if a person signing a Bond is the proper officer on the actual date of execution, the Bond shall be valid even if that person is not the proper officer on the nominal date of action.

     A Bond shall not be valid for any purpose under this Indenture until the Trustee or the Tender Agent manually signs the certificate of authentication on the Bond. Such signature shall be conclusive evidence that the Bond has been authenticated under this Indenture.

     The Trustee may appoint an authenticating agent acceptable to the Borrower to authenticate Bonds. An authenticating agent may authenticate Bonds whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent.

     The Bonds and the premium, if any, and interest thereon do not constitute an indebtedness or an obligation, general or moral, or a pledge of the faith and credit of the Issuer, the Commonwealth or any political subdivision thereof, including the Municipality, within the purview of any constitutional or statutory limitation or provision, and shall never constitute nor give rise to a charge against the general credit or taxing powers, if any, of the Issuer, the Commonwealth or any political subdivision thereof, including the Municipality, but shall be a special, limited obligation of the Issuer, payable solely from the revenues and income derived by the Borrower under the Agreement and payments under the Letter of Credit.

     Section 307.  Bond Registrar.  Bonds may be presented at the principal
     -----------   --------------
corporate trust office of the Trustee for registration, transfer and exchange, and Bonds may be presented at the office for payment. While Bonds are not in a Book Entry System, Bonds demanded to be purchased by their holders under this Indenture must be delivered to the Tender Agent as specified herein. The Trustee shall keep a register of Bonds and of their transfer and exchange.

     Section 308.  Registration and Exchange of Bonds; Persons Treated as
     -----------   ------------------------------------------------------
Owners.  Bonds may be transferred only on the register maintained by the
------
Trustee. Upon surrender for transfer of any Bond to the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the holder or the holder's attorney duly authorized in writing, the Trustee will authenticate a new Bond or Bonds in an equal total principal amount and registered in the name of the transferee.

     Bonds may be exchanged for an equal total principal amount of Bonds of different Authorized Denominations. The Trustee will authenticate and deliver Bonds that the Bondholder making the exchange is entitled to receive, bearing numbers not then outstanding.

     The Trustee will not be required to transfer or exchange any Bond during the period beginning 15 days before the mailing of notice calling the Bond or any portion of the Bond for redemption and ending on the redemption date.

     The holder of a Bond shall be the absolute owner of the Bond for all purposes, and payment of principal, interest or purchase price shall be made only to or upon the written order of the holder or the holder's legal representative.

     The Trustee will require the payment by a Bondholder requesting exchange or transfer of any tax or other governmental charge required to be paid in respect of the exchange or transfer but will not impose any other charge.

     Section 309.  Mutilated, Lost, Stolen or Destroyed Bonds.  If any Bond is
     -----------   ------------------------------------------
mutilated, lost, stolen or destroyed, the Trustee will authenticate a new Bond of the same denomination if any mutilated Bond shall first be surrendered to the Trustee, and if, in the case of any lost, stolen or destroyed Bond, there shall first be furnished to the Issuer, the Trustee, the Letter of Credit Issuer, the Remarketing Agent and the Borrower evidence of such loss, theft or destruction, together with an indemnity satisfactory to them. If the Bond has matured, instead of issuing a duplicate Bond, the Trustee may with the consent of the Borrower pay the Bond without requiring surrender of the Bond and make such requirements as the Trustee deems fit for its protection, including a lost instrument bond. The Issuer, the Borrower and the Trustee may charge their reasonable fees and expenses in this connection.

     Section 310.  Cancellation of Bonds.  Whenever a Bond is delivered to the
     -----------   ---------------------
Trustee for cancellation (upon payment, redemption or otherwise), or for transfer, exchange or replacement pursuant to Section 308 or 309, the Trustee will promptly cancel the Bond and deliver the canceled Bond or a certificate of destruction as appropriate to the Borrower at its request. Upon cancellation of any tendered Bond by the Tender Agent, the Tender Agent shall forward the canceled Bond to the Trustee.

     Section 311.  Temporary Bonds.  Until definitive Bonds are ready for
     -----------   ---------------
delivery, the Issuer may execute and the Trustee or the Tender Agent will authenticate temporary Bonds substantially in the form of the definitive Bonds, with appropriate variations. The Issuer will, without unreasonable delay, prepare and the Trustee or the Tender Agent will authenticate definitive Bonds in exchange for the temporary Bonds. Such exchange shall be made by the Trustee or the Tender Agent without charge.

     Exchanges and transfers shall be made without charge to the Bondholders; provided that in each case the Trustee shall require the payment by the Bondholder requesting exchange or transfer of any tax or other governmental charge required to be paid with respect thereto.

     Section 312.  Form of Bonds.  The Bonds issued under this Indenture shall
     -----------   -------------
be substantially in the form attached hereto as Exhibit A, with such appropriate
                                                ---------
variations, omissions and insertions as are permitted or required by this Indenture.

     Section 313.  Book Entry System.  The Bonds shall be issued pursuant to a
     -----------   -----------------
Book Entry System administered by the Securities Depository with no physical distribution of Bond certificates to be made except as provided in this Section
313. Any provision of this Indenture or the Bonds requiring physical delivery of the Bonds shall, with respect to any Bonds held under the Book Entry System, be deemed to be satisfied by a notation on the bond registration books maintained by the Trustee that such Bonds are subject to the Book Entry System.

     So long as a Book Entry System is being used, one Bond registered in the name of the Securities Depository Nominee will be issued and required to be deposited with the Securities Depository and held in its custody. The Book Entry System will be maintained by the Securities Depository and the Participants and Indirect Participants and will evidence beneficial ownership of the Bonds in authorized denominations, with transfers of ownership effected on the records of the Securities Depository, the Participants and the Indirect Participants pursuant to rules and procedures established by the Securities Depository, the Participants and the Indirect Participants. The principal of and any premium on each Bond shall be payable to the Securities Depository Nominee or any other person appearing on the registration books as the registered Holder of such Bond or his registered assigns or legal representative at the principal office of the Trustee. So long as the Book Entry System is in effect, the Securities Depository will be recognized as the holder of the Bonds for all purposes. Transfers of principal, interest and any premium payments or notices to Participants and Indirect Participants will be the responsibility of the Securities Depository, and transfers of principal, interest and any premium payments or notices to Beneficial Owners will be the responsibility of the Participants and the Indirect Participants. No other party will be responsible or liable for such transfers of payments or notices or for the maintaining, supervising or reviewing such records maintained by the Securities Depository, the Participants or the Indirect Participants. While the Securities Depository Nominee or the Securities Depository, as the case may be, is the registered owner of the Bonds, notwithstanding any other provisions set forth herein, payments of principal of, redemption premium, if any, and interest on the Bonds shall be made to the Securities Depository Nominee or the Securities Depository, as the case may be, by wire transfer in immediately available funds to the account of said Holder as may be specified in the bond registration books maintained by the Trustee or by such other method of payment as the Trustee may determined to be necessary or advisable with the concurrence of the Securities Depository.

     In the event that (i) the Securities Depository determines not to continue to administer a Book Entry System for the Bonds, or (ii) the Borrower, with the consent of the Remarketing Agent, determines to discontinue use of a Book Entry System, the Book Entry System will be discontinued if the Borrower fails to replace or removes the then-acting Securities Depository, in which case the Trustee will deliver replacement Bonds in the form of fully registered certificates in Authorized Denominations in exchange for the Outstanding Bonds as required by the Trustee and the Beneficial Owners.

     The Securities Depository may be removed at any time at the election of the Borrower, with the consent of the Remarketing Agent, and a new Securities Depository may thereupon be appointed by the Borrower, with the consent of the Remarketing Agent.

     The Issuer and the Trustee shall enter into the Letter of Representations set forth in Exhibit B hereto with the Securities Depository and the provisions
             ---------
of such Letter of Representations shall be incorporated herein by reference as if fully set forth herein. In the event of any conflict between the Letter of Representations and the provisions of this Indenture, the Letter of Representations shall control.

                                  ARTICLE IV

              Redemption of Bonds; Optional and Mandatory Tender
              --------------------------------------------------

     Section 401.  Redemption Dates and Prices.  The Bonds shall be subject to
     -----------   ---------------------------
redemption prior to maturity in the amounts, at the times and in the manner provided in this Article IV.

          (a)  Optional Redemption.
               -------------------

               Bonds may be redeemed at the option of the Borrower in whole on any date or in part on any Interest Payment Date. Such redemptions shall be at a redemption price of 100% of the principal amount thereof, without premium, plus accrued interest to the redemption date. Any such redemption shall occur upon receipt by the Trustee at least 30 days prior to the redemption date of a written notice from the Authorized Representative of the Borrower directing such redemption.

          (b)  Extraordinary Optional Redemption.  The Bonds may be redeemed in
               ---------------------------------
whole at the option of the Borrower at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date at any time during any Interest Period after the occurrence of either of the following:

               (i) All or substantially all of the Project is damaged, destroyed, condemned or taken by eminent domain.

               (ii) The operation of the Project is enjoined or prevented or is otherwise prohibited by, or conflicts with, any order, decree, rule or regulations of any court or Federal, state or local regulatory body, administrative agency or other governmental body.

     Such redemption shall occur upon receipt by the Trustee of a written notice from the Authorized Representative of the Borrower specifying the event which has occurred and directing such redemption, which notice shall be given at least 20 days prior to the redemption date.

          (c)  Mandatory Redemption on Determination of Taxability.  The Bonds
               ---------------------------------------------------
will be redeemed in whole (or in part as provided below) at a redemption price of 100% of the principal amount of Bonds redeemed plus accrued interest to the redemption date on any day within 180 days after the occurrence of a Determination of Taxability. Fewer than all the Bonds may be redeemed if redemption of fewer than all would result in the interest payable on the Bonds remaining outstanding being not includable in the gross income for Federal income tax purposes of any owner other than a "substantial user" or "related person." If fewer than all Bonds are redeemed, the Trustee will select the Bonds to be redeemed by lot as provided in this Indenture or by such other method acceptable to the Trustee as may be specified in an opinion of Bond Counsel.

          (d)  Mandatory Sinking Fund Redemption.  The Bonds are subject to
               ---------------------------------
mandatory sinking fund redemption commencing April 1, 1997 and on each April 1 thereafter and the November 1 prior to maturity in the principal amounts set forth below.

     All such redemptions shall be at a redemption price of 100% of the principal amount thereof, without premium, plus accrued interest to the redemption date.

 APRIL 1          AMOUNT        APRIL 1        AMOUNT
  1997           $115,000         2003         $220,000
  1998           $125,000         2004         $315,000
  1999           $190,000         2005         $315,000
  2000           $190,000         2006         $315,000
  2001           $190,000         2007         $315,000
  2002           $190,000       NOVEMBER 1,    $185,000
                                  2007

     Section 402.  Notice of Redemption.  (a)  Official Notice of Redemption.
     -----------   --------------------        -----------------------------
At least 15 days before each redemption date, the Trustee will mail notice of redemption by first class mail to each registered owner of Bonds at the registered owner's registered address. The notice shall identify the Bonds to be redeemed and will state (1) the redemption date, (2) the redemption price,
(3) that the Bonds called for redemption must be surrendered to collect the redemption price, (4) the address at which the Bonds must be surrendered, (5) that interest on the Bonds called for redemption ceases to accrue on the redemption date, provided moneys available and sufficient to pay the redemption price are on deposit with the Trustee on such date, (6) the CUSIP numbers of all Bonds being redeemed, (7) the dated date of the Bonds, (8) the rate of interest borne by each Bond being redeemed, (9) the maturity date of each Bond being redeemed, and (10) any other descriptive information needed to identify accurately the Bonds being redeemed.

     Failure to give any required notice of redemption as to any particular Bonds will not affect the validity of the call for redemption of any Bonds in respect of which no such failure has occurred. Any notice mailed as provided in this Indenture will be conclusively presumed to have been given whether or not actually received by any holder.

          (b) Notice of Redemption to Depositories and National Information
              -------------------------------------------------------------
Services.  In addition to the redemption notice required above, if there is more
--------
than one registered owner of all the Bonds, further notice shall be given by the Trustee as set out below. No defect in such notice nor any failure to give all or any portion of such notice shall in any manner defeat the effectiveness of a call for redemption if notice is given as prescribed in paragraph (a) above.

              (1) Each such notice of redemption shall contain the information required in paragraph (a) above for an official notice of redemption.

              (2) Each such notice of redemption shall be sent at least 15 days before the redemption date by registered or certified mail or overnight delivery service to all registered securities depositories then in the business of holding substantial amounts of obligations similar to the Bonds and to one or more national information services that disseminate notices of redemption of obligations such as the Bonds.

          (c) Upon the payment of the redemption price of the Bonds being redeemed, each check or other transfer of funds issued for such purposes shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check of other transfer.

          (d) Any notice of redemption at the direction of the Borrower may state that the redemption is conditioned on receipt of moneys for such redemption by the Trustee prior to the redemption date; if such moneys are not received, the redemption of Bonds for which notice was given shall not be made.

     Section 403.  Partial Redemption of Bonds.  (a)  All partial redemptions
     -----------   ---------------------------
of Bonds shall be in Authorized Denominations. In case a Bond is of a denomination larger than the minimum Authorized Denomination, all or a portion of such Bond (equal to such minimum Authorized Denomination or any integral multiple thereof) may be redeemed but such Bond shall be redeemed only in a principal amount equal to such minimum Authorized Denomination or any integral multiple thereof and such redemption shall result in the unredeemed portion of each Bond equaling or exceeding the minimum Authorized Denomination.

          (b) Upon surrender of any Bond for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the owner thereof, at the expense of the Borrower, a new Bond or Bonds of Authorized Denomination or denominations in aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

     Section 404.  Selection of Bonds for Redemption.  If fewer than all of
     -----------   ---------------------------------
the Bonds are called for redemption, the Trustee shall select the Bonds or portions thereof to be redeemed, from the Bonds Outstanding not previously called for redemption, in such manner as in the Trustee's sole discretion it shall deem appropriate and fair; provided that Pledged Bonds, if any, shall be selected for redemption prior to any other Bond. The Trustee shall promptly notify the Issuer and the Borrower in writing of the Bonds or portions thereof selected for redemption.

     If a Bond selected for redemption shall have been purchased pursuant to
Section 304 hereof and delivered pursuant to Section 304 hereof on or after the fifteenth day next preceding notice by mail of any proposed redemption of Bonds, then the Bond so delivered pursuant to Section 304 hereof shall be deemed to be the Bond so purchased and selected for redemption.

     If the owner of any such Bond of a denomination greater than the minimum Authorized Denomination shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for redemption to the extent of the unit or units of principal amount called for redemption (and to that extent only).

     Section 405.  Effect of Notice of Redemption.  When notice of redemption
     -----------   ------------------------------
is given, Bonds called for redemption become due and payable on the redemption date at the applicable redemption price. In such case, when Available Moneys are deposited with the Trustee sufficient for redemption, interest on the Bonds to be redeemed shall cease to accrue as of the date of redemption.

     Section 406.  Purchase of Bonds.  (a) On each date that Bonds are to be
     -----------   -----------------
purchased pursuant to Section 304 or Section 305 hereof, if the Bonds are not then in a Book Entry System, the Tender Agent, and if the Bonds are then in a Book Entry System, the Remarketing Agent (in the case of funds described in (i) below) or the Trustee (in the case of funds described in (ii) and (iii) below) shall purchase, or cause to be purchased, but only from the funds listed below, such Bonds from the owners thereof at a purchase price equal to the principal amount thereof plus, if the Purchase Date or Mandatory Tender Date is not an Interest Payment Date, accrued interest to the Purchase Date or Mandatory Tender Date. Funds for the payment of such purchase price shall be derived from the following sources in the order of priority indicated:

             (i) proceeds of the sale of such Bonds by the Remarketing Agent pursuant to Section 407 hereof to the extent such funds are available by 9:30 A.M., Baltimore time, on the Purchase Date or Mandatory Tender Date, as the case may be;

             (ii) proceeds of a drawing by the Trustee under the Letter of Credit; and

             (iii)  any moneys furnished by the Borrower pursuant to
Section 4.1(b) of the Agreement.

          (b) If the Bonds are not then held in a Book Entry System, the Tender Agent shall hold all Bonds delivered to it pursuant to Section 304 or Section 305 hereof in trust for the benefit of the respective Bondholders which shall have so delivered such Bonds, until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Bondholders. Subject to the provisions of Section 409 hereof, the Tender Agent (if the Bonds are not in a Book Entry System) or the Remarketing Agent or the Trustee (if the Bonds are in a Book Entry System) shall hold all moneys delivered to it hereunder for the purchase of Bonds in trust for the benefit of the person or entity which shall have so delivered such moneys, and not commingle such funds with its general funds, until the Bonds purchased with such moneys shall have been delivered to or for the account of such property or entity.

     Section 407.  Remarketing of Bonds.  (a) The Remarketing Agent shall
     -----------   --------------------
offer for sale and use its best efforts to sell Bonds tendered pursuant to
Section 304 hereof on the Purchase Date at the purchase price therefor. The Remarketing Agent, for its own account and not as an agent of the Borrower, the Issuer or the Trustee, may purchase any Bonds remarketed by it hereunder.

          (b) Promptly but in no event later than the close of business on the Business Day on which the Remarketing Agent or the Tender Agent (as the case may be) receives notice from any Bondholder of its demand to have its Bonds purchased pursuant to Section 304 hereof, the Remarketing Agent or the Tender Agent (as the case may) shall give telecopied or telephonic notice, promptly confirmed by a written notice, to the Remarketing Agent (if applicable), the Trustee and the Letter of Credit Issuer specifying the principal amount of Bonds which such Bondholder has demanded to have purchased and shall promptly deliver a copy of such written notice from the Bondholder to each of such parties.

          (c) Except as provided in subsection (d) of this Section 407, any Bond delivered for purchase pursuant to Section 304 of this Indenture from the date notice of a mandatory tender or redemption is given hereunder with respect to such Bond through the date of mandatory tender or redemption shall not be remarketed. The Trustee shall notify the Remarketing Agent of the Bonds not to be remarketed pursuant to this Section 407(c).

          (d) Upon any mandatory tender of Bonds in accordance with Section 305 hereof, the Remarketing Agent shall, unless otherwise directed by the Borrower, offer for sale and use its best efforts to sell Bonds subject to purchase pursuant to Section 305 hereof at the purchase price to be paid for such Bond hereunder.

          (e) The Remarketing Agent shall offer for sale and use its best efforts to sell Pledged Bonds at the best available price, unless otherwise directed by the Letter of Credit Issuer.

          (f) The Remarketing Agent shall not knowingly sell any Bonds to the Borrower, any general partner of the Borrower, any "insider" of the Borrower (within the meaning of the Bankruptcy Code), or the Issuer pursuant to this Indenture unless, prior to such sale, the Trustee shall have received an opinion of Counsel experienced in bankruptcy matters acceptable to any Rating Agencies then rating the Bonds to the effect that such purchase would not result in a preferential payment pursuant to the provisions of Section 547 of the Bankruptcy Code.

          (g) The Remarketing Agent shall notify the Trustee if no Book Entry System is in effect, or the Tender Agent, if any, as to the remarketing of any Bond as soon as possible after such remarketing. Each notice shall include the name, address and taxpayer identification number of the purchaser and the principal amount of the remarketed Bond.

          (h) The Remarketing Agent shall notify the Trustee, the Letter of Credit Issuer and the Tender Agent, if any, by 10:30 A.M., Baltimore time, on the Business Day preceding each Purchase Date or Mandatory Tender Date of the amount of proceeds from remarketing the Bonds on deposit with the Remarketing Agent through that time.

     Section 408.  Delivery of Bonds.  (a)(i) Bonds sold by the Remarketing
     -----------   -----------------
Agent pursuant to Section 407 hereof shall be delivered by the Tender Agent at the principal office of the Tender Agent by 11:00 A.M., Baltimore time, against prior payment therefor in immediately available funds as provided in Section 410 hereof in an amount equal to the purchase price therefor. If the Book Entry System is in effect, the new Beneficial Owner's interest shall be reflected in accordance with the rules and procedures of the Securities Depository.

             (ii)   Bonds purchased with moneys described in clause (ii) of
Section 406(a) hereof shall be held in accordance with Section 408(b) hereof.

             (iii)  Bonds purchased with moneys described in clause (iii) of
Section 406(a) hereof, shall at the direction of the Borrower either be (A) held by the Tender Agent for the account of the Borrower or (B) canceled by the Tender Agent; provided, however, that any Bonds so purchased after the selection
              --------  -------
thereof by the Trustee for redemption shall be canceled. If a Book Entry System is in effect, the beneficial ownership interest of the Borrower in the Bonds shall be reflected in accordance with the rules and procedures of the Securities Depository.

          (b) If while the Bonds are not held in a Book Entry System, any Bond is purchased with moneys drawn under the Letter of Credit, that Bond shall be registered as instructed by the Letter of Credit Issuer and shall only be released by the party holding such Pledged Bonds upon receipt by it of written notice from the Letter of Credit Issuer that the Letter of Credit has been reinstated to an amount equal to the principal amount of all Bonds to be Outstanding upon such release (other than any remaining Pledged Bonds) plus the applicable number of days' interest at the Maximum Rate. If while Bonds are held in a Book Entry System, and any Bond is purchased with moneys drawn under the Letter of Credit, the Letter of Credit Issuer shall be designated as the Beneficial Owner of the Bond and the Trustee shall reflect on its records that such beneficial ownership interest is pledged to the Letter of Credit Issuer. Such pledge and beneficial ownership interest shall be released upon receipt by the Trustee of the notice from the Letter of Credit Issuer described in the second sentence of this Section 408(b).

     Section 409.  Drawings on Letter of Credit.  If the Trustee has not
     -----------   ----------------------------
received notice of the amount of remarketing proceeds on deposit with the Remarketing Agent pursuant to Section 407(h) hereof sufficient to purchase all Bonds tendered or required to be tendered prior to 10:30 A.M., Baltimore time, on the Business Day preceding any Purchase Date or Mandatory Tender Date, as the case may be, then the Trustee shall draw on the Letter of Credit in accordance with its terms to the end that immediately available funds will be provided on such date from such draw to pay the purchase price of Bonds for which proceeds of remarketing were not available as described above. If the Bonds are not in a Book Entry System, the Trustee shall deliver the moneys drawn under the Letter of Credit to the Tender Agent on such Purchase Date or Mandatory Tender Date, as the case may be, and the Tender Agent shall deliver the purchase price of the Bonds against delivery of the Bonds to the selling Bondholder.

     Section 410.  Delivery of Proceeds of Sale.  The proceeds of the sale by
     -----------   ----------------------------
the Remarketing Agent pursuant to Section 407(a) or Section 407(d) hereof of Bonds delivered to the Tender Agent shall be turned over by the Remarketing Agent to the Tender Agent by 9:30 A.M., Baltimore time, on the Purchase Date or Mandatory Tender Date, as the case may be, at the Principal Office of the Tender Agent (or if the Bonds are in a Book Entry System, to the Securities Depository) against delivery of the remarketed Bonds to the Remarketing Agent and such proceeds shall be paid by the Tender Agent to the selling Bondholder (unless such proceeds have been paid directly to the Securities Depository by the Remarketing Agent as provided above). The Remarketing Agent shall no later than 9:30 A.M., Baltimore time, notify the Trustee of the delivery of proceeds of sale to the Tender Agent (or the Securities Depository). The proceeds of the sale by the Remarketing Agent of any Pledged Bond shall be paid to the Letter of Credit Issuer.

     Section 411.  No Remarketing after Default or Defeasance.  Anything in
     -----------   ------------------------------------------
this Indenture to the contrary notwithstanding, there shall be no remarketing of Bonds demanded to be purchased pursuant to Section 304 hereof if there shall have occurred and be continuing an Event of Default or after defeasance of Bonds pursuant to Section 901 of this Indenture.

                                   ARTICLE V

                       General Covenants and Provisions
                       --------------------------------

     Section 501.  Payment of Bonds.  The Issuer shall promptly pay the
     -----------   ----------------
principal or purchase price of (whether at maturity, by acceleration or call for redemption or otherwise), premium, if any, and interest on the Bonds on the dates and in the manner provided in this Indenture and in the Bonds; provided, however, that such obligations are not general obligations of the Issuer but are limited obligations of the Issuer and are payable solely from the Revenues, which revenues have been pledged and assigned to the Trustee to secure payment thereof. THE BONDS AND THE REDEMPTION PRICE THEREOF, AND INTEREST THEREON AND THE PURCHASE PRICE THEREOF SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OR A PLEDGE OF THE FAITH AND CREDIT OF THE COMMONWEALTH OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE MUNICIPALITY. NEITHER THE COMMONWEALTH OF VIRGINIA NOR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER, SHALL BE OBLIGATED TO PAY THE PRINCIPAL OR REDEMPTION PRICE OF, OR INTEREST ON, OR THE PURCHASE PRICE OF, THE BONDS OR OTHER COSTS INCIDENT THERETO, EXCEPT FROM THE REVENUES AND MONEYS

PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE COMMONWEALTH OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER AND THE MUNICIPALITY, IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OR REDEMPTION PRICE OF, OR INTEREST ON, OR THE PURCHASE PRICE OF, THE BONDS OR OTHER COSTS INCIDENT THERETO.

     Section 502.  Covenants and Representations of Issuer.  The Issuer shall
     -----------   ---------------------------------------
faithfully observe and perform all covenants, conditions and agreements on its part contained in this Indenture, in every Bond executed, authenticated and delivered hereunder and in all proceedings of its Board of Directors pertaining thereto; provided, however, that the liability of the Issuer under any such covenant, condition or agreement for any breach or default by the Issuer shall be limited solely to, and satisfied solely from, the sources of payment described in Section 501. The Issuer represents that it is duly authorized under the constitution and laws of the Commonwealth, including particularly and without limitation the Act, to issue the Bonds, to execute this Indenture, to execute and assign the Agreement, and to pledge the revenues, receipts and funds, including the Revenues, in the manner and to the extent set forth in this Indenture. The Issuer further represents that all action on its part necessary for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken and that the Bonds are valid and enforceable limited obligations of the Issuer.

     Section 503.  Further Assurances.  Subject to the provisions of Section
     -----------   ------------------
501, the Issuer (a) shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such indentures supplemental to this Indenture and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, conveying, pledging and assigning to the Trustee of all the rights assigned by this Indenture and the revenues and receipts pledged by this Indenture, including the Revenues, to the payment of the principal or redemption price of, premium, if any, and interest on, and the purchase price of, the Bonds and (b) shall fully cooperate with the Trustee and the Bondholders in protecting the rights and security of the Bondholders.

     Section 504.  Inspection of Books Relating to the Project.  All books and
     -----------   -------------------------------------------
documents in the Issuer's possession or held on behalf of the Issuer relating to the Project and the Revenues derived by the Issuer from the Project shall at all reasonable times be open to inspection by such agents as may be designated by the Trustee or the holders of 25% or more in aggregate principal amount of Bonds then outstanding.

     Section 505.  Rights under Agreement.  The Trustee in its own name or in
     -----------   ----------------------
the name of the Issuer may enforce all rights of the Issuer and all obligations of the Borrower under the Agreement for and on behalf of the Bondholders, whether or not the Issuer is in default under this Indenture.

     Section 506.  Prohibited Activities.  The Issuer shall not engage in any
     -----------   ---------------------
activities or take any action which might result in the income of the Issuer derived from the Project becoming taxable to it or any interest on the Bonds becoming taxable to the recipients thereof under Federal or Virginia income tax laws.

     Section 507.  Reports by Trustee.  The Trustee shall make periodic
     -----------   ------------------
reports to the Borrower, the Letter of Credit Issuer and the Issuer of all moneys received, invested and expended by it. The Trustee shall furnish to the Borrower, the Remarketing Agent, the Letter of Credit Issuer or the Issuer upon request (i) a statement of the amount of principal of Bonds Outstanding and unpaid as of the date of such request and (ii) such information in the Trustee's possession as may be necessary to make any other report required by the Act, or any other law, now or hereafter in effect.

     Section 508.  Notice of Bankruptcy.  The Issuer agrees promptly to notify
     -----------   --------------------
the Trustee, the Borrower, the Remarketing Agent and the Letter of Credit Issuer, if any, of the occurrence of an Act of Bankruptcy with respect to it, setting forth in detail the person involved, the date of the relevant event and any other relevant information of which it has knowledge.

                                  ARTICLE VI

                                 Bond Proceeds
                                 -------------

     Section 601.  Deposits into and Payments from Defeasance Fund.  There is
     -----------   -----------------------------------------------
hereby created and established with the Trustee a Defeasance Fund, which shall be used to redeem, defease and discharge the Refunded Bonds. Within the Defeasance Fund there are hereby created and ordered established with the Trustee two separate accounts to be designated the "Defeasance Payment Account" and the "Defeasance Earnings Account", respectively.

          (a) The Trustee shall authorize or approve the net proceeds from the initial sale of the Bonds to be applied, or shall use such net proceeds itself to redeem, defease and discharge the Refunded Bonds at the earliest possible date pursuant to written instructions to be provided to the Title Company by the trustee of the Refunded Bonds or Bond Counsel.

          (b) The Trustee shall deposit into the Defeasance Earnings Account all interest earned on, and profits received from the investment of, amounts on deposit in the Defeasance Payment Account, if any.

          (c) Funds on deposit in the Defeasance Fund, if any, may be invested in investments set forth in subsection (d) and (g) of Section 801.

          (d) Upon defeasance of the Refunded Bonds, any earnings in the Defeasance Earnings Account and any sums remaining in the Defeasance Payment Account, if any, shall be transferred to the Payments Account of the Bond Fund.

                                  ARTICLE VII

                           Bond Fund and Rebate Fund
                           -------------------------

     Section 701.  Creation of Bond Fund.  There is hereby created and
     -----------   ---------------------
established with the Trustee a Bond Fund, which shall be used to pay the principal of, premium, if any, and interest on the Bonds and for other purposes described in this Article VII. There are hereby created by the Issuer and ordered established with the Trustee within and as part of the Bond Fund two separate and segregated accounts, to be designated "Payments Account", and "Letter of Credit Account". The Payments Account shall be used generally to hold moneys in the Bond Fund, other than proceeds of a draw on the Letter of Credit which shall be held in the Letter of Credit Account and proceeds of a remarketing of the Bonds.

     All moneys deposited in the Bond Fund to pay principal of, premium and interest on the Bonds shall be deposited in the Bond Fund and used for such purpose or otherwise as provided herein.

     At any time that no Letter of Credit is in effect, the Payments Account, and the Letter of Credit Account will be merged, and the Bond Fund shall at such time be a single account. At any time that no Letter of Credit is in effect, all references herein to the Payments Account, and the Letter of Credit Account will be deemed to be references to the Bond Fund as a whole.

     The Bonds and all payments required of the Issuer hereunder are not general obligations of the Issuer but are limited obligations as described in the form of Bond. The payments provided in Section 4.1(a) of the Agreement are to be remitted directly to the Trustee for the account of the Issuer and deposited in the Bond Fund as provided in Section 702 hereof.

     Section 702.  Payments into the Bond Fund.  There shall be deposited into
     -----------   ---------------------------
the various accounts of the Bond Fund from time to time the following:

          (a) into the Payments Account, all payments by the Borrower pursuant to Section 4.1(a) of the Agreement;

          (b) into the Letter of Credit Account, all moneys drawn by the Trustee under the Letter of Credit to pay principal of and interest on the Bonds and proceeds of a remarketing of the Bonds; and

          (c) into the Payments Account, all other moneys received by the Trustee under and pursuant to the provisions of this Indenture or any of the provisions of the Agreement, when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Bond Fund.

     The Issuer hereby covenants that so long as any of the Bonds issued hereunder are outstanding it will cause to be deposited in the Bond Fund all amounts from revenues derived under Section 4.1(a) of the Agreement (including, without limitation, all draws on the Letter of Credit for such purpose) to meet and pay promptly the principal of, premium, if any, and interest on the Bonds as the same become due and payable.

     Section 703.  Use of Moneys in the Bond Fund and Certain Other Moneys.
     -----------   -------------------------------------------------------
Moneys in the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds whether upon final maturity, redemption or acceleration, or to reimburse the Letter of Credit Issuer for draws under the Letter of Credit and payment of all other obligations of the Borrower due and payable under the Letter of Credit Agreement, from the following source or sources, but only in the following order of priority:

          (a) for payment of principal of, premium, if any, and interest on the Bonds, first, from Available Moneys held in the Letter of Credit Account and second from moneys in the Payments Account; and

          (b) for reimbursement to the Letter of Credit Issuer upon presentation to the Trustee of a written requisition as set forth in the immediately succeeding clause (c) below, for all or a portion of the amount of any draw under the Letter of Credit and payment of all other obligations of the Borrower due and payable under the Letter of Credit Agreement from moneys held in the Payments Account. Trustee shall not apply any funds in the Letter of Credit Account to redeem Pledged Bonds.

          (c) with respect to the sums payable to the Letter of Credit Issuer pursuant to the immediately preceding clause (b), upon receipt by the Trustee from the Letter of Credit Issuer of a written notice specifying the outstanding amount of all obligations of the Borrower then due and payable under the Letter of Credit Agreement, the Trustee shall promptly transfer funds equal to such amount (or such lesser amount as shall then be held in the Payments Account) to such account as the Letter of Credit Issuer may specify in such written notice.

     Section 704.  Trustee Authorized to Draw on Letter of Credit.  The Issuer
     -----------   ----------------------------------------------
hereby authorizes and directs the Trustee, and the Trustee hereby agrees, to draw moneys under the Letter of Credit in accordance with terms and conditions of the Letter of Credit and in the amounts available thereunder as shall be necessary to make timely payment of the principal of and interest on the Bonds (whether upon any interest payment date, principal payment date, upon acceleration or upon maturity of the Bonds) in accordance with the provisions of Sections 703 and 709(e) of this Indenture.

     Section 705.  Non-Presentment of Bonds.  If any Bond is not presented for
     -----------   ------------------------
payment when the principal thereof becomes due (whether at maturity, by acceleration or call for redemption or otherwise), all liability of the Issuer to the registered owner of the Bond for the payment of such Bond shall be completely discharged if funds (Available Moneys when required so to be by the terms of this Indenture) sufficient to pay such Bond and interest due thereon to its maturity or redemption date shall be held by the Trustee for the benefit of the registered owner thereof, and thereupon it shall be the duty of the Trustee to hold such funds, without liability for interest thereon, for the benefit of the registered owner of such Bond, who shall thereafter be restricted exclusively to such funds for any claim under this Indenture or on such Bond.

     Any moneys which shall have been set aside by the Trustee for the payment of the principal or redemption price of and interest on, the Bonds and which shall remain unclaimed by the Registered Owner of any of the Bonds for a period of five (5) years after the date on which such principal or redemption price of, and interest on, the Bonds shall have become payable, shall, unless otherwise required by law, be paid to the Borrower, and thereafter the registered owners of such Bond shall look only to the Borrower as unsecured creditors for the payment thereof and then only to the extent of the amount so received, without any interest thereon, and the Issuer and the Trustee shall have no responsibility with respect to such moneys.

     Section 706.  Trustee's and Issuer's Fees, Costs and Expenses.  All fees
     -----------   -----------------------------------------------
and expenses, including reasonable counsel fees, of the Trustee and the Issuer and reasonable costs and expenses of the Issuer directly related to the Bonds or the Project, including the Issuer's fees, including but not limited to expenses, to the extent not paid from Bond proceeds, are intended to be paid from payments by the Borrower made under Section 8.4 of the Agreement.

     Section 707.  Moneys to be Held in Trust.  All moneys required to be
     -----------   --------------------------
deposited with, or paid to, the Trustee for the account of any of the funds created by this Indenture shall be held by the Trustee in trust, and except for
(i) moneys deposited with, or paid to, the Trustee for the redemption of Bonds, notice of the redemption of which has been duly given, (ii) moneys on deposit from time to time pursuant to Sections 304 and 305 of this Indenture and (iii) moneys held in the Rebate Fund, shall, while held by the Trustee, constitute part of the trust estate and be subject to the lien of, and security interests created by, this Indenture.

     Section 708.  Repayment to Borrower.  After Payment of the Bonds and the
     -----------   ---------------------
fees, charges and expenses of the Trustee and other amounts required to be paid under this Indenture, and the fees, if any, charges and expenses of the Issuer and any other amounts required to be paid by the Borrower under the Agreement, all amounts remaining in any of the funds created by this Inden ture (other than amounts in the Rebate Fund) shall be paid to the Borrower; provided, however, that, if during the Letter of Credit Period, before making such payment to the Borrower, the Trustee shall have given the Letter of Credit Issuer 30 days prior written notice that such amounts are available for payment to the Borrower. Notwithstanding the foregoing, if the Trustee has received from the Letter of Credit Issuer notice prior to the expiration of such 30 day period that amounts are due to it from the Borrower under the terms of the Letter of Credit Agreement, the Trustee shall pay to the Letter of Credit Issuer any amounts which would otherwise be paid to the Borrower as provided above, up to the amount specified to be due in the notice from the Letter of Credit Issuer, unless the Trustee has received notice from the Borrower that it disputes the amounts which the Letter of Credit Issuer contends are due to it from the Borrower, in which event the Trustee will deposit any amount which would otherwise be paid to the Borrower into an escrow account until the disposition thereof is agreed to by the Borrower and the Letter of Credit Issuer or determined by a final non-appealable judicial decision.

     Section 709.  Letter of Credit.
     -----------   ----------------

          (a) Requirements.  The initial Letter of Credit will be an irrevocable
              ------------
letter of credit of a commercial bank dated as of the Closing Date providing for direct payments to or upon the order of the Trustee of amounts up to (1) the principal of the Bonds when due, at maturity or upon acceleration, redemption, purchase pursuant to Sections 304 and 305 hereof or otherwise and (2) 60 days' interest on the Bonds at the Maximum Rate.

          Each Letter of Credit in effect after the initial Letter of Credit must meet the requirements of the following paragraph (b) and be accompanied by the opinions described in paragraph (c).

          (b) Alternate Credit Facility.  The Borrower may at any time
              -------------------------
substitute an Alternate Credit Facility for an existing Letter of Credit, subject to the limitations set forth in this Section 709(b) and any limitations which may be set forth in the Letter of Credit Agreement. An Alternate Credit Facility must be an irrevocable direct pay letter of credit issued by one or more commercial banks, with terms in all respects material to the Bondholders the same as in the initial Letter of Credit (except for the term and maximum interest rate set forth in such Alternate Credit Facility or a change in number of days of interest required to be covered as contemplated by Section 302(e)(iii)(6) hereof).

          If an Alternate Credit Facility is furnished in order to avoid mandatory tender pursuant to Section 305 hereof, the Borrower must furnish the Trustee written confirmation (by the 30th day prior to the expiration or termination of the current Letter of Credit) and further written confirmation (on the date of delivery of the Alternate Credit Facility) from each Rating Agency then having a rating in effect for the Bonds that the replacement of the current Letter or Credit with the Alternate Credit Facility will not by itself result in a withdrawal or reduction of the Rating Agency's current rating for the Bonds (a "Maintenance of Rating"). Notwithstanding the foregoing, an existing Letter of Credit may not under any circumstances be replaced prior to its stated expiration date (as extended from time to time) or termination date with an Alternate Credit Facility unless either (i) the Trustee is furnished with evidence of a Maintenance of Rating by the date described above (so that the Bonds will not be subject to mandatory tender as a result thereof) or (ii) the substitution occurs on the first Business Day following the last day of such Interest Period.

          The Borrower shall promptly notify the Trustee, the Remarketing Agent and the Letter of Credit Issuer of its intention to deliver an Alternate Credit Facility. Upon receipt of such notice the Trustee will promptly mail a notice the anticipated delivery of the Alternate Credit Facility to the Issuer, the Remarketing Agent and each Bondholder at the holder's registered address.

          (c) Opinions of Counsel.  Any Alternate Credit Facility delivered to
              -------------------
the Trustee after the initial Letter of Credit must be accompanied by (1) an Opinion of Counsel stating that delivery of the Alternate Credit Facility is authorized under this Indenture and complies with its terms, (2) an Opinion of Counsel to the issuer or provider of such Alternate Credit Facility stating that such Alternate Credit Facility is a legal, valid, binding and enforceable obligation of such issuer or provider in accordance with its terms (subject only to usual exceptions relating to bankruptcy and similar matters), (3) an Opinion of Counsel to the Borrower in reasonably satisfactory form to the effect that, based upon due and diligent investigation by such counsel, there is no litigation pending or threatened against the Borrower and there are no outstanding contractual obligations of the Borrower which would materially adversely affect the ability of the Borrower to (i) enter into and perform its obligations under any Letter of Credit Agreement entered into in connection therewith or (ii) perform its obligations under this Agreement, and (4) an opinion of Bond Counsel to the effect that the delivery of the Alternate Credit Facility will not adversely affect the exclusion from gross income of interest on the Bonds. All such Opinions shall be in form and substance reasonably satisfactory to the Trustee.

          (d) The Alternate Credit Facility (and accompanying opinions and rating letters as required by (b) and (c) above) must be delivered to the Trustee no later than twenty (20) days prior to the expiration or termination of the Letter of Credit then in effect.

          (e) Draws.  As provided in Section 704, the Trustee will draw on the
              -----
Letter of Credit, if one is in effect, to the extent necessary, to make timely payment of principal and interest on the Bonds in accordance with this Indenture and the Bonds. In drawing on the Letter of Credit, the Trustee will be acting on behalf of the Bondholders by facilitating payment of their Bonds and not on behalf of the Issuer or the Borrower and will not be subject to the control of either. No draws shall be made to pay the principal of, premium, if any, interest on or the purchase price of Pledged Bonds.

          (f) Unless the Letter of Credit provides for such reduction without action by the Trustee, on the Business Day next following any payment or redemption of any principal amount of the Bonds, the Trustee shall notify the Letter of Credit Issuer of the amount of any payment or redemption of any principal amount of the Bonds, so that the Letter of Credit Issuer may reduce the stated amount of the Letter of Credit by an amount equal to 100% of such principal amount plus the interest for 60 days allocable thereto at the Maximum Rate.

          (g) Downgrade.  If the rating of the Letter of Credit Issuer is
              ---------
downgraded and as a result the Remarketing Agent is unable to remarket the Bonds, the Letter of Credit Issuer will be responsible for obtaining and bearing all costs associated with (i) an Alternate

Credit Facility meeting all requirements of Section 709(b) for a term equal to or in excess of the remaining term of the Letter of Credit, or (ii) a confirming letter of credit, which, together with the Letter of Credit, eliminates the downgrade and enables the Remarketing Agent to remarket the Bonds, provided, however, that the Borrower shall first acknowledge in writing its agreement to accept an Alternate Credit Facility with a rating comparable to the Letter of Credit Issuer's rating prior to the downgrade or a confirming letter of credit before the Letter of Credit Issuer's obligations under this Section shall commence.

     Section 710.  Deposits Into and Payments from Rebate Fund and Other
     -----------   -----------------------------------------------------
Agreements. There is hereby created and established with the Trustee a Rebate
----------
Fund. Certain capitalized terms used in this Section 710 shall have the meanings ascribed to such terms in Section 8.1 of the Agreement, anything in
Section 101 hereof to the contrary notwithstanding. Within the Rebate Fund there are hereby created and ordered established two separate accounts to be designated the "Rebate Payment Account" and "Rebate Earnings Account," respectively.

          (a) There immediately shall be deposited in the Rebate Payment Account all amounts received from the Borrower pursuant to Section 8.1 of the Agreement. The Trustee shall deposit into the Rebate Earnings Account all interest earned on, and profits received from the investment of, amounts from time to time on deposit in the Rebate Payment Account. Interest accrued on, and profits realized from the investment of, the Rebate Earnings Account shall be retained therein.

          (b) The Trustee shall pay to the United States, in accordance with and within the time specified in the Rebate Statements provided to the Trustee by the Borrower pursuant to Section 8.1 of the Agreement, first from the Rebate Earnings Account and then from the Rebate Payment Account, the Rebate Amount due, according to such Rebate Statements. The Trustee shall have no obligation to obtain the Rebate Statements on behalf of the Borrower, or to make payment to the United States if no Rebate Statements are provided to it.

          (c) The Trustee agrees to provide the Borrower monthly statements setting forth the earnings on the investment of all funds held by the Trustee under the terms of this Indenture and the funds on deposit in the Rebate Fund within ten (10) days from the end of each month. The Trustee shall retain records of all such statements for a period of six years following Payment of the Bonds.

          (d) Funds on deposit in the Rebate Fund may be separately invested and reinvested by the Trustee at the request of, and as directed by the Borrower, in investments set forth in, subsections (b), (c) and (g) of Section 801. The Trustee shall sell and reduce to cash a sufficient amount of investments in the Rebate Fund whenever the cash balance in the Rebate Fund is insufficient to pay the Rebate Amount in accordance with Section 710(b). The Trustee may rely conclusively on any Rebate Statement delivered to the Trustee, unless the Trustee has actual knowledge of any error in any such Rebate Statement from written notice thereof.

          (e) The Trustee for itself and on behalf of the Bondholders hereby waives, and forever releases and disclaims, any and all statutory and consensual lien rights or security inter ests, including but not limited to any and all rights of offset, which it or they at any time may have or be entitled to in or in respect of moneys or investments at any time held in the Rebate Fund.

                                 ARTICLE VIII

                                  Investments
                                  -----------

     Section 801.  Investment of Funds.  The Trustee shall separately invest
     -----------   -------------------
and reinvest any moneys held in the Bond Fund in:

          (a) Bonds, notes and other evidences of indebtedness of the Commonwealth or any political subdivision thereof and securities unconditionally guaranteed as to payment of principal and interest by the Commonwealth, and, if during the Rated Period, which currently carry at least the fourth highest rating by Moody's or S&P, or both if rated by both;

          (b) In the event there are funds from any letter of credit draw, they can only be invested, under this subparagraph, to wit: bonds, treasury notes and other obligations of the United States of America;

          (c) Bonds, debentures, notes or other evidence of indebtedness issued by any of the following agencies or any other like governmental or government-sponsored agencies which are hereafter created: Bank for Cooperatives; Federal Intermediate Credit Bank; Consolidated Farm Credit System-wide Bonds; Federal Financing Bank; Federal Home Loan Bank System; Export-Import Bank of the United States; Farmers Home Administration; Small Business Administration; Inter-American Development Bank; International Bank for Reconstruction and Development; Federal Land Banks; and Government National Mortgage Association;

          (d) Repurchase agreements for such obligations specified in paragraphs
(b) and (c) above subject to the limitations set forth below;

          (e) Savings accounts, time deposits, certificates of deposit or other interest-bearing accounts in any bank (including any Letter of Credit Issuer) within the Commonwealth, or without the Commonwealth having shareholders' equity of not less than $10,000,000, provided such investment is not then prohibited by the laws of the Commonwealth and is collateralized or otherwise secured to the full extent required by law, and provided, further, that no such deposits made under this subsection (e) shall be made for any period in excess of one year;

          (f) Commercial paper, with a maturity of 270 days or less, of issuing corporations organized under the laws of the United States or of any state thereof, including paper issued by banks and bank holding companies, and if, during the Rated Period, rated by Moody's within its NCO/Moody's ratings of prime 1 or prime 2, or rated by S&P within its ratings of A-1 or A-2, or rated by Fitch Investors Service within its ratings of F-1 or F-2, or rated by their corporate successors, within their comparable ratings;

          (g) Shares of an open-end, diversified investment company registered under the Investment Company Act of 1940, as amended, or of a mutual fund or a common trust fund of the Trustee, in any of which cases which (i) invests its assets solely in obligations of or guaranteed by the United States of America or any instrumentality thereof having in each instance a final maturity date of less than one year from their date of purchase; (ii) seeks to maintain a constant net asset value per share; and (iii) has aggregate net assets of not less than $100,000,000 on the date of purchase of such shares including, but not limited to, a registered investment company described herein for which the Trustee or an affiliate of the Trustee serves as an investment advisor and receives compensation from such investment company for that service;

          (h) Before or after the Rated Period, any other securities listed as possible investments for fiduciaries under Section 26-40 of the Code of Virginia of 1950, as amended;

          (i) Bonds, notes, debentures and evidences of indebtedness with a maturity of one year or more of corporations organized under the laws of the United States, or of any State thereof, carrying at least the third highest rating of either one or both of the Rating Agencies, or their corporate successors; and

          (j) During any Letter of Credit Period, any other investments permitted by the Letter of Credit Issuer.

     A repurchase agreement pursuant to (d) above shall be made with any bank as principal, including the Trustee or an affiliate of the Trustee (subject in every instance to the last paragraph of this Section 801), within or without the Commonwealth having a combined capital, surplus and undivided profits of not less than $100,000,000, provided the bank is obligated to repurchase within one year. Such repurchase agreement shall be considered a purchase of such securities even if title and/or possession of such securities is not transferred to the Trustee so long as (1) the repurchase obligation of the bank is collateralized by the securities themselves and the interest to be paid is secured by collateral of comparable credit rating to the securities which are the subject of the repurchase agreement, (2) the securities have on each day the repurchase agreement is in effect a fair market value equal to at least 100% of the amount of the repurchase obligation of the bank (which shall include principal and interest accrued thereunder), (3) the securities are free and clear of any lien, charge or encumbrance of any person other than of the Borrower, the Trustee or the Letter of Credit Issuer, (4) the securities are held by a third party and segregated from securities owned generally by the bank, (5) a perfected security interest under the Uniform Commercial Code of the applicable state or book entry procedures prescribed by Federal law in such securities is created for the benefit of the holders of the Bonds, and (6) if the repurchase agreement is with the bank serving as Trustee or any affiliated party, the third party holding such securities holds them as agent for the benefit of the holders of the Bonds rather than as agent for the bank serving as Trustee or any other party.

     The Trustee shall invest moneys held in any fund or account from time to time maintained hereunder, subject to Section 803, in any of the foregoing permitted investments at the request of, and in accordance with the directions of, the Borrower; provided, however, that following the occurrence of an Event of Default, or if facts exist (of which the Trustee has received written notice) which, with the giving of notice, the passage of time, or both, would result in an Event of Default, then so long as such Event of Default or such facts are subsisting, the Trustee shall make such investments in accordance with directions of the Letter of Credit Issuer. In the absence of directions from the Borrower as to the investments desired at any time or from time to time, the Trustee shall invest in investments permitted by subsection (g) hereof. Any such investments shall be held by, or under the control of, the Trustee and while so held shall be deemed a part of the fund in which such moneys were originally held, and the interest accruing thereon and any profit realized from such investments, including realized discounts on obligations purchased, shall be credited to such funds or accounts, and any loss resulting from such investments shall be charged to such funds or accounts. The Trustee shall sell and reduce to cash a sufficient amount of such investments whenever the cash balance in any fund or account established by this Indenture is insufficient for its purposes.

     All investments not otherwise directed but held pursuant to this Section shall mature or be subject to redemption at the option of the holder at the times at which the Trustee reasonably estimates the invested moneys will be needed for the purposes of the fund or account therein from which the investment was made, except with respect to savings accounts, time deposits or certificate of deposit, which shall have a maturity not in excess of that specified in subsection (e) of this Section. Notwithstanding the foregoing, any investments of proceeds of the Letter of Credit shall be made only in investments permitted in subsection (b) or (g) hereof and shall have a maturity not in excess of thirty (30) days.

     Upon the clear written direction of the Borrower, so long as no Event of Default has occurred or facts (of which the Trustee has written notice) which with the giving of notice, the passage of time or both would constitute an Event of Default, the Trustee shall redeem or sell all or any designated part of such investments employing, in the case of a sale, any commercially reasonable method of effecting the same. If the Trustee is unable, after reasonable effort and within a reasonable time after receipt of the required written direction, to sell any such investment, it shall notify in writing the Borrower, and thereupon the Trustee shall be relieved of all liability or responsibility with respect thereto. If the proceeds of the Letter of Credit are being held by the Trustee following the occurrence of an Act of Bankruptcy, then while so held interest earned on, or profits realized from the investment of, the proceeds of such Letter of Credit so held shall be paid to the Letter of Credit Issuer upon its request.

     Since the investments permitted by this Section have been included at the request of the Borrower and the making of such investments from time to time may be subject to the Borrower's direction, the Issuer, in addition to the limitation of liability set forth in Section 501, and the Trustee specifically disclaim, and shall not have, any obligation to the Bondholders or the Borrower for any loss arising from investments pursuant to the provisions of this Section.

     Notwithstanding anything to the contrary contained herein, any moneys (including investment earnings thereon), from time to time held in (i) the Bond Fund which represent payments made by the Borrower to optionally redeem Bonds, and (ii) any Net Proceeds, shall be invested at the direction of the Borrower in either (x) such obligations so as to produce a yield computed in accordance with Treasury Regulations Section 1.103-13(c), which is not greater than the yield on the Bonds, computed in accordance with Section 148 of the Code and the regulations thereunder, and so that the issue will meet the requirements of
Section 1.103-15AT(c) of the Temporary Regulations, or (y) obligations the interest on which is excludable from gross income under Section 103(a) of the Code.

     Any investment earnings on amounts on deposit in the Bond Fund shall be paid or credited by the Trustee in the Payments Account in accordance with the procedures set forth in Section 701 or transferred by the Trustee to the Rebate Fund, as directed by an Authorized Representative of the Borrower; provided, however, that the Borrower shall direct that such earnings shall either be paid before the expiration of the applicable temporary period under Section 148 of the Code during which such earnings may be invested at an unrestricted yield or shall be invested at a restricted yield in order to comply with any yield limitations imposed by the Code.

     Section 802.   Investments through Trustee's Bond Department.  Subject in
     -----------    ---------------------------------------------
every instance to the last paragraph of Section 801 and to Section 803, the Trustee may make investments permitted by Section 801 through its own trust or bond department.

     Section 803.   Arbitrage Covenant.  The Issuer covenants that so long as
     -----------    ------------------
any of the Bonds remain outstanding, it will not knowingly take any action to cause moneys on deposit in any of the funds established by this Indenture to be used in a manner which will cause the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code. The Trustee shall be entitled to receive and may request from time to time from the Borrower written directions from Bond Counsel, at the expense of the Borrower, regarding the interpretation of Section 148 of the Code, and the Trustee agrees that it will comply with such directions (upon which the Trustee and the Issuer may conclusively rely) so as to enable the Issuer to perform its covenants under this Section. The Trustee, however, shall have no liability to the Bondholders or the Borrower, or to any party, for any loss or damage resulting from any investments made by it, except loss or damage caused by the willful, knowing default or gross negligence of the Trustee.


                                  ARTICLE IX

                            Discharge of Indenture
                            ----------------------

     Section 901.   Discharge of Indenture.  If (i) all Bonds secured by this
     -----------    ----------------------
Indenture shall have become due and payable (whether at maturity, by acceleration, call for redemption or otherwise) or irrevocable instructions to call the Bonds or pay them at maturity have been given by the Issuer to the Trustee, and (ii) the Trustee holds Available Moneys which are cash or noncallable direct obligations of, or obligations the payment of the principal of, and premium, if any, and interest on, which is unconditionally guaranteed by, the United States of America, which at maturity will be sufficient (A) if Bonds have been called for redemption, to redeem in accordance with the relevant Section of this Indenture all such Bonds on the date set for such redemption,
(B) to pay at maturity all Bonds Outstanding or, if a portion of the Bonds have been called for redemption, all Bonds Outstanding not called for redemption, (C) to pay interest accruing on all Bonds until their redemption or payment at maturity, and (D) to pay to the Trustee its fees and expenses and any other fees and expenses for which the Borrower is responsible under the Agreement, including the costs and expenses of canceling and discharging this Indenture, and the Borrower has delivered to the Trustee certifications satisfactory to the Trustee to such effect, then the Trustee shall, upon the payment of its expenses pursuant to Section 8.4 of the Agreement, deliver to the Issuer any property at the time subject to this Indenture which may then be in its possession, except
(A) amounts in funds created by this Indenture required to be paid to the Borrower or the Letter of Credit Issuer pursuant to Section 708 or to the United States of America pursuant to Section 710 and (B) funds or securities held, and to be used, by the Trustee in the payment of principal or redemption price of, and interest on, or purchase price of, the Bonds. Prior to delivery by the Trustee of property described in the first sentence of this Section 901 to the Issuer, the Trustee shall, if S&P rates the Bonds, receive (i) written confirmation from S&P that it has received an Opinion of Counsel reasonably acceptable to S&P concerning preference issues and an accountant's certificate in form reasonably acceptable to S&P verifying sufficiency of funds for the purposes stated herein and (ii) written confirmation from S&P that deposit of the funds or securities to be held for Payment of the Bonds will not result in a reduction or withdrawal of the then current rating on the Bonds.

     In the event that all of the Bonds secured by this Indenture are paid or deemed paid in accordance with the terms of this Indenture, then the right and interest of the Trustee in and to the trust estate created by this Indenture and all covenants, agreements and other obligations of the Issuer to the registered owners of the Bonds will cease and be discharged and satisfied. In the event the Bonds are paid or deemed to be paid in accordance with the terms of this Indenture, then such Bonds will cease to be entitled to any lien, benefit or security under this Indenture (other than the right to receive payment) and all covenants, agreements and other obligations of the Issuer to the registered owners of such Bonds will cease and be discharged and satisfied.

     Notwithstanding any other provision to the contrary in this Indenture, if all of the Bonds have been paid, or deemed under the terms of this Indenture to have been paid, in full, and if during the Letter of Credit Period, to the extent that amounts have been drawn by the Trustee under the Letter of Credit, and have not been reimbursed to such Letter of Credit Issuer pursuant to the Letter of Credit Agreement or otherwise, the lien of this Indenture shall not be discharged, but the Letter of Credit Issuer shall be subrogated to such extent to all rights of the Bondholders to enforce the payment of the Bonds from the property and interest subject to the lien of this Indenture and to all other rights of the Bondholders under the Bonds and Bond Documents. The Trustee agrees to execute and deliver all documents or instruments and to do all things which may be reasonably required by the Letter of Credit Issuer and permissible hereunder, in order to effect the subrogation of the Letter of Credit Issuer in accordance with the intent of this paragraph, including, without limitation, the assignment of the Agreement to the Letter of Credit Issuer without recourse or warranty.

                                   ARTICLE X

                        Default Provisions and Remedies
                          of Trustee and Bondholders
                          --------------------------

     Section 1001.  Events of Default.  Each of the following shall be an
     ------------   -----------------
Event of Default:

          (a) Default in the payment of any interest on any Bond when due and payable;

          (b) Default in the payment of the principal or redemption price of, or the purchase price of, any Bond when due and payable (whether at maturity, by acceleration, call for redemption, tender for purchase or otherwise);

          (c) At any time which is not during a Letter of Credit Period, receipt by the Trustee from the Holders of not less than 25% in aggregate principal amount of the Bonds Outstanding at the time of notice that an Event of Default under any of the Bond Documents has occurred and is subsisting;

          (d) If during the Letter of Credit Period, receipt by the Trustee of written notice from the Letter of Credit Issuer stating that a default has occurred under the Letter of Credit Agreement and requesting that the Trustee declare the Bonds to be immediately due and payable; or

          (e)  The occurrence of an Act of Bankruptcy.

     Section 1002.  Acceleration.  Upon the occurrence of an Event of Default
     ------------   ------------
under Section 1001(a), (b) or (e) hereof, the Bonds shall become immediately due and payable. Upon the occurrence of an Event of Default under Section 1001(d), the Trustee shall immediately declare, by written notice to the Borrower and the Issuer, the entire principal of and interest on the Bonds due and payable. Upon declaration of acceleration, the Trustee will establish the date for payment of the Bonds in accordance with Section 1005 (which date will be prior to the expiration date of the Letter of Credit). The Trustee will draw on the Letter of Credit on the Business Day prior to the date established as the payment date for Payment of the Bonds. The Trustee will apply the moneys drawn under the Letter of Credit in accordance with Section 1005 hereof. Upon the occurrence of an Event of Default under Section 1001(c), the Trustee may, and if requested by the registered owners of not less than 25% in aggregate principal amount of Bonds then outstanding shall, by notice in writing delivered to the Issuer and the Borrower, declare the entire unpaid principal of and interest on the Bonds due and payable.

     Section 1003.  Other Remedies; Rights of Bondholders.  Upon the occurrence
     ------------   -------------------------------------
of an Event of Default, the Trustee may proceed to protect and enforce its rights and the rights of the Bondholders by mandamus or other action, suit or proceeding at law or in equity for specific performance of any agreement herein contained.

     Upon the occurrence of an Event of Default, if requested to do so by the registered owners of not less than 25% in aggregate principal amount of Bonds then outstanding and if indemnified as provided in Section 1101(l), the Trustee shall exercise such one or more of the rights and remedies conferred by this Article as the Trustee, upon being advised by counsel, shall deem most expedient in the interests of the Bondholders.

     No remedy conferred by this Indenture upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other remedy, but each such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders under this Indenture or now or hereafter existing at law or in equity or by statute.

     No delay or failure to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein, and every such right and power may be exercised from time to time and as often as may be deemed expedient.

     No waiver of any default or Event of Default under this Indenture, whether by the Trustee pursuant to Section 1010 or by the Bondholder, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereto.

     Section 1004.  Right of Bondholders To Direct Proceedings.  Anything in
     ------------   ------------------------------------------
this Indenture to the contrary notwithstanding, and if during the Letter of Credit Period, subject to the right of the Letter of Credit Issuer to direct proceedings (other than a proceeding against the Letter of Credit Issuer) in the case of a notice to accelerate given by the Letter of Credit Issuer to the Trustee pursuant to
Section 1001(d) and prior to dishonor of any drawing on the Letter of Credit, the registered owners of a majority in aggregate principal amount of Bonds then Outstanding shall have the right, at any time, by an instrument or instruments in writing, executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture; provided, however, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

     Section 1005.  Application of Moneys.  All moneys received by the Trustee
     ------------   ---------------------
pursuant to any right given or action taken under the provisions of this Article shall, after payment of the cost and expenses of the proceedings resulting in the collection of such moneys, the expenses, liabilities and advances incurred or made by the Trustee and the fees and expenses of the Trustee and the fees and expenses of the Issuer in carrying out this Indenture or the Agreement, be deposited in the Bond Fund; provided, however, that moneys drawn under the Letter of Credit shall not be used to pay the fees and expenses of the Trustee or the Issuer. All moneys in the Bond Fund shall be applied as follows:

          (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

                    FIRST - To the payment to the Bondholders entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest; and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference;

                    SECOND - To the payment to the Bondholders entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), with interest on such Bonds at the rate specified therein from the date on which they became due; and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then first to the payment of such interest, ratably, according to the amount of such interest due on such date, and then to the payment of such principal, ratably, according to the amount of such principal due on such date, to the persons entitled thereto, without any discrimination or preference; and

                    THIRD - To the extent permitted by law, to the payment to
               the persons entitled thereto of the unpaid interest on overdue installments of interest, ratably, according to the amounts of such interest due on such date, without any discrimination or preference.

          (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid on the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installments of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due, respectively, for principal and interest, to the person entitled thereto, without any discrimination or preference.

          (c) If the principal of all the Bonds shall have been declared due and payable and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of subsection (b) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of subsection (a) of this Section.

     Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times and from time to time as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such moneys, it shall fix the date on which such application is to be made and on such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the registered owner of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

     Whenever the principal of, and interest on, all Bonds have been paid under the provisions of this Section and all expenses and charges of the Trustee have been paid, any balance remaining in any fund or account held hereunder (other than pursuant to Section 710) shall be paid to the Borrower or, if during the Letter of Credit Period, to the Letter of Credit Issuer as provided in Section 708.

     Section 1006.  Remedies Vested in Trustee.  All rights of action (including
     ------------   --------------------------
the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto and any such suit or proceeding instituted by the Trustee may be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Bondholders, and any recovery of judgment shall be for the equal benefit of the Bondholders of the Outstanding Bonds.

     Section 1007.  Limitations on Suits.  Except to enforce the rights given
     ------------   --------------------
under Section 1008, no Bondholders shall have any right to institute any action, suit or proceeding at law or in equity for the enforcement of this Indenture, unless (i) an Event of Default has occurred and is continuing of which the Trustee has been notified as provided in Section 1101(h), or of which by such
Section it is deemed to have notice, (ii) the registered owners of not less than 25% in aggregate principal amount of Bonds then Outstanding have made written request to the Trustee and offered it reasonable opportunity either to proceed to exercise the powers granted to it or to institute such action, suit or proceeding in its own name, (iii) the Bondholders have offered to the Trustee indemnity as provided in Section 1101(l), (iv) the Trustee has for thirty (30) days after such notice failed or refused to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding, (v) no direction inconsistent with such written request has been given to the Trustee during such thirty (30) day period by the registered owners of a majority in aggregate principal amount of Bonds then outstanding, and (vi) notice of such action, suit or proceeding is given to the Trustee. It is intended that no one or more registered owners of the Bonds shall have any right to affect, disturb or prejudice this Indenture or to enforce any right hereunder, except in the manner provided herein, and that all proceedings at law or in equity shall be instituted and maintained in the manner provided herein and for the equal benefit of the registered owners of all Bonds then outstanding. The notification, request and offer of indemnity set forth above, at the option of the Trustee, shall be conditions precedent to any action or cause of action for the enforcement of this Indenture or for any other remedy hereunder.

     Section 1008.  Unconditional Right to Receive Principal and Interest.
     ------------   -----------------------------------------------------
Nothing in this Indenture shall, however, affect or impair the right of any Bondholder to enforce, by action at law, payment of the principal of, premium, if any, or interest on, any Bond at and after the maturity thereof, or on the date fixed for redemption or (subject to the provisions of Section 1002) upon the same being declared due before maturity as provided herein, or the obligation of the Issuer to pay the principal of, and interest on, each of the Bonds to the registered owners thereof at the time and place, from the source and in the manner set forth in this Indenture and in the Bonds.

     Section 1009.  Termination of Proceedings.  If the Trustee shall have
     ------------   --------------------------
commenced the enforcement of any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then the Issuer, the Borrower, the Letter of Credit Issuer, and the Trustee shall be restored to their former positions and rights under this Indenture, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

     Section 1010.  Waivers of Events of Default.  The Trustee may, in its
     ------------   ----------------------------
discretion, waive an Event of Default under Section 1001(c) of this Indenture and its consequences and rescind any acceleration of maturity of principal of, and interest on, the Bonds, and shall do so at the written request of the registered owners of a majority in aggregate principal amount of Bonds then outstanding; provided, however, that

          (a) There shall not be waived without the consent of the Bondholders of all Bonds then outstanding (i) any Event of Default in the payment of the principal of any Outstanding Bonds (whether at maturity, upon redemption, purchase or otherwise), or (ii) any default in the payment when due of the interest on any such Bonds, unless, before such waiver or rescission:

               (1) there shall have been paid or provided for in Available Moneys all arrearages of interest in respect of which such default shall have occurred, all arrearages of principal and all expenses of the Trustee in connection with such default, and

               (2) in case of any such waiver or rescission or in the case of any discontinuance, abandonment or adverse determination of any proceeding taken by the Trustee on account of any such default, the Issuer, the Trustee, the Letter of Credit Issuer, and the Bondholders shall be restored to their former positions and rights hereunder respectively.

          (b) No acceleration of maturity under Section 1002 made at the request of the registered owners of not less than 25% in aggregate principal amount of Bonds then Outstanding shall be rescinded unless requested by the Bondholders of a majority in aggregate principal amount of Bonds then Outstanding.

     (c) No Event of Default may be waived after a draw by the Trustee on the Letter of Credit, unless the Letter of Credit is reinstated in full.


                                  ARTICLE XI

                 The Trustee; Remarketing Agent; Tender Agent
                 --------------------------------------------

     Section 1101.  Acceptance of Trusts and Obligations.  The Trustee hereby
     ------------   ------------------------------------
accepts the trusts and obligations imposed upon it by this Indenture and agrees to perform such trusts and obligations, but only upon, and subject to, the following express terms and conditions and no implied covenants or obligations shall be read into this Indenture against the Trustee:

          (a) The Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and as a corporate trustee ordinarily would perform such duties under a corporate indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) The Trustee may execute any of the trusts or powers of this Indenture and perform any of its duties by or through attorneys, accountants, agents, receivers or employees and shall be entitled to act on the opinion or advice of its counsel concerning all matters of trust and the duties under this Indenture, and may be reimbursed for reasonable compensation to all such attorneys, accountants, agents, receivers and employees as may reasonably be employed in connection with this Indenture. The Trustee may act on an opinion of Counsel and shall not be responsible for any loss or damage resulting from any action or nonaction by it taken or omitted to be taken in good faith in reliance on such opinion of Counsel.

          (c) The Trustee shall not be responsible for any recital in this Indenture or in the Bonds (except in respect to the certificate of authentication of the Trustee endorsed on the Bonds), or for the filing or re-filing of any financing or continuation statement or other document or instrument, or for insuring the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements thereto or instruments of further assurance, or for the sufficiency of the security for the Bonds. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of moneys made by it in accordance with Article VIII.

          (d) The Trustee shall not be accountable for the use of Bonds authenticated or delivered under this Indenture. The bank or trust company acting as Trustee and its directors, officers, employees or agents may in good faith buy, sell, own, hold and deal in the Bonds and may join in any action which any Bondholder may be entitled to take with like effect as if such bank or trust company were not the Trustee. To the extent permitted by law, such bank or trust company may also receive and purchase in good faith, Bonds from itself, including any department, affiliate or subsidiary, with like effect as if it were not the Trustee.

          (e) The Trustee shall be protected in acting on any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document or any oral or telephonic communication reasonably believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture at the request or upon the authority or consent of any person who at the time of making such request or giving such authority or consent is the Bondholder of a Bond shall be conclusive and binding on all future Bondholders of the same Bond and on Bonds issued in exchange therefor or in place thereof.

          (f) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely on a certificate signed (i) on behalf of the Issuer by the Chairman or Vice Chairman of the Issuer, or (ii) on behalf of the Borrower by an Authorized Representative of the Borrower, as sufficient evidence of the facts therein contained and before the occurrence of a default of which the Trustee has been notified as provided in subsection (h) of this Section, or of which, by such subsection, it is deemed to have notice, may also accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Chairman or Vice Chairman of the Issuer to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted and is in full force and effect.

          (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty (except as to the requirements herein to notify Bondholders and to draw upon the Letter of Credit, which are recognized by the Trustee as express duties), and the Trustee shall not be answerable for other than its gross negligence or willful misconduct.

          (h) The Trustee shall not be required to take notice or be deemed to have notice, of any default under this Indenture (other than notices given pursuant to Section 1001(d), except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Article V or failure by the Issuer or the Borrower to file with the Trustee any document required by this Indenture or any other Bond Document to be so filed, unless the Trustee shall be notified of such default by the Issuer or by the Bondholders of not less than 25% in aggregate principal amount of Bonds then Outstanding.

          (i) The Trustee shall not be required to give any bond or surety with respect to the execution of its rights and obligations hereunder.

          (j) Notwithstanding any other provision of this Indenture, the Trustee shall have the right, but shall not be required, to demand, as a condition of (i) any action by the Trustee in respect of the authentication of any Bonds, (ii) the withdrawal of any cash, (iii) the release of any property or
(iv) any action whatsoever within the purview of this Indenture, other than draws on the Letter of Credit or the acceleration of the Bonds pursuant to Sections 1001(d) and 1002, any showings, certificates, opinions, appraisals or other information or corporate action or evidence thereof reasonably required by the Trustee, in addition to that required by the terms hereof.

          (k) All moneys received by the Trustee shall, until used or applied or invested as herein provided, be held in trust in the manner and for the purposes for which they were received but need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall not be under any liability for interest on any moneys received hereunder except such as may be agreed upon in writing.

          (l) Before taking any action under this Indenture, other than the giving of required notices to Bondholders, the acceleration of Bonds pursuant to
Section 1002 and the required drawings under a Letter of Credit, the Trustee may require that indemnity to its satisfaction be furnished to it for the reimbursement of all expenses which may be incurred by it and to protect it against all liability by reason of any action so taken, except liability which is adjudicated to have resulted from its gross negligence or willful misconduct.

     Section 1102.  Fees, Charges and Expenses of Trustee.  The Trustee shall be
     ------------   -------------------------------------
entitled to payment and reimbursement for such fees, charges and expenses as may specifically be agreed upon with the Borrower and, absent such agreement, the Borrower shall pay to the Trustee as Ordinary Expenses its reasonable fees, expenses and charges for its Ordinary Services as Trustee and all advances, reasonable counsel fees and other Ordinary Expenses reasonably and necessarily made or incurred by the Trustee in connection with Ordinary Services, and if it should become necessary that the Trustee perform Extraordinary Services, it shall be entitled to reasonable charges for Extraordinary Services and all advances, reasonable counsel fees and other Extraordinary Expenses in connection therewith. Upon an Event of Default, but only upon an Event of Default, the Trustee shall have a first lien with right of payment prior to payment on account of principal of, premium, if any, and interest on any Bond upon the trust estate and funds held hereunder, except amounts drawn by the Trustee on a Letter of Credit, for the foregoing fees, charges and expenses incurred by the Trustee. When the Trustee incurs expenses or renders services after the occurrence of an Act of Bankruptcy, the expenses and the compensation for the services are intended to constitute expenses of administration under any federal or state bankruptcy, insolvency, arrangement, moratorium, reorganization or other debtor relief law. As used herein, "Ordinary Services" and "Ordinary Expenses" mean those services normally rendered and those expenses normally incurred by a trustee under instruments similar hereto, including, but not limited to, reasonable counsel fees; and "Extraordinary Services" and "Extraordinary Expenses" means all services and all expenses incurred by the Trustee under this Indenture other than Ordinary Services and Ordinary Expenses.

     Section 1103.  Notice Required of Trustee.  If the Borrower fails to make
     ------------   --------------------------
any payment on the Bonds on the day such payment is due and payable, the Trustee shall give notice thereof by telephone or telegram to the Borrower and the Remarketing Agent on the next succeeding Business Day. In the event of (i) such failure to make payment, (ii) failure by the Issuer to cause any of the payments to be made to the Trustee as required by Article V, or (iii) notification to the Trustee by the Bondholders of not less than 25% of aggregate principal amount of Bonds then outstanding of any default hereunder, then the Trustee shall give notice by first class mail thereof to the Bondholder of each Bond then Outstanding and the Remarketing Agent. Failure of the Trustee to give any notice required in this Section shall not subject the Trustee to any liability to any person, firm, corporation or other entity, including, but not limited to, the Issuer, the Borrower, the Remarketing Agent and the Bondholders (except for such failure resulting from gross negligence or willful misconduct of the Trustee), nor shall such failure relieve the Issuer or the Borrower of their respective obligations to make payments under this Indenture or the Agreement or otherwise exercise its remedies hereunder.

     Section 1104.  Intervention by Trustee.  In any judicial proceeding to
     ------------   -----------------------
which the Issuer or the Borrower is a party and which in the opinion of the Trustee has a substantial bearing on the interests of the Bondholders, the Trustee may intervene on behalf of Bondholders and, subject to Section 1101(l), shall do so if requested by the Bondholders of not less than 25% in aggregate principal amount of Bonds then Outstanding. The rights and obligations of the Trustee under this Section are subject to the approval of the court of competent jurisdiction or quasi-judicial forum before which any such proceeding is pending.

     Section 1105.  Merger or Consolidation of Trustee.  Any corporation or
     ------------   ----------------------------------
association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party shall be and become successor Trustee hereunder and vested with all the trusts, powers, discretion, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 1106.  Resignation by Trustee.  In the event the Trustee desires to
     ------------   ----------------------
resign at any time from the trusts created by this Indenture, it shall give notice to the Issuer, the Borrower and each Bondholder of Bonds then Outstanding, but shall continue to serve as Trustee until such time as a successor Trustee is appointed. The Trustee shall have the right to petition a court of competent jurisdiction for appointment of a successor Trustee, and its resignation shall become effective only upon designation of such successor Trustee.

     Section 1107.  Removal of Trustee.  The Trustee may be removed at any time
     ------------   ------------------
by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer and signed by the Bondholders of a majority in aggregate principal amount of Bonds then Outstanding; provided, however, that nothing contained herein shall relieve the Borrower of its obligation to pay the fees and expenses of the Trustee incurred to the date of such removal. Such removal shall only become effective upon appointment of and acceptance by a successor Trustee.

     Section 1108.  Appointment of Successor Trustee; Temporary Trustee.  In
     ------------   ---------------------------------------------------
case the Trustee shall resign, be removed, be dissolved, be in course of dissolution or liquidation or otherwise become incapable of acting hereunder or in case it shall be taken under the control of any public officer or officers or of a receiver appointed by a court, a successor may be appointed by the Bondholders of a majority in aggregate principal amount of Bonds then Outstanding, by an instrument or concurrent instruments in writing signed by such Bondholders. In case of such vacancy the Issuer, by an instrument signed by its Authorized Representative, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the Bondholders in the manner provided above and any such temporary Trustee so appointed by the Issuer shall immediately and without further act be superseded by the Trustee so appointed by such registered owners. Every such Trustee appointed pursuant to this Section shall be, if there be such an institution willing, qualified and able to accept the trust upon reasonable or customary terms, (i) a bank or trust company in the United States of America, in good standing and having a reported capital, surplus and undivided profits of not less than $10,000,000, or (ii) a subsidiary trust company under the Trust Subsidiary Act, Title 6.1, Chapter 2, Article 3.1, Code of Virginia of 1950, as amended, whose parent Virginia bank or bank holding company has undertaken to be responsible for the acts of such subsidiary trust company pursuant to the provisions of Section 6.1-32.7(a) of the Trust Subsidiary Act, or any successor provision of law, and whose capital, surplus and undivided profits, together with that of its parent Virginia bank or bank holding company, as the case may be, is not less than $10,000,000. Either (i) or
(ii) above, shall, if S&P rates the Bonds, maintain a S&P rating of not less than BBB- or be otherwise reasonably acceptable, to S&P.

     Section 1109.  Concerning Any Successor Trustee.  Every successor Trustee
     ------------   --------------------------------
appointed under this Indenture shall execute, acknowledge and deliver to its predecessor and also to the Issuer, the Remarketing Agent and the Borrower an instrument in writing accepting such appointment, and thereafter such successor, without any further act, deed or conveyance, shall become fully vested with all the properties, rights, powers, trusts, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of the Issuer, the Borrower, the Remarketing Agent or the Trustee's successor, execute and deliver an instrument transferring to such successor Trustee all the properties, rights, power and trusts of such predecessor under this Indenture; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor and any records required hereunder to be held. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the properties, rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed and/or recorded by the successor Trustee in each recording office, if any, where this Indenture may have been filed and/or recorded.

     Section 1110.  Trustee Protected in Relying on Resolutions.  All
     ------------   -------------------------------------------
resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the release of property, the withdrawal of cash hereunder or the taking of any other action by the Trustee as provided hereunder, unless the Trustee has actual knowledge of or notice to the contrary.

     Section 1111.  Notification to Rating Agency.  The Trustee shall notify the
     ------------   -----------------------------
applicable Rating Agency of (i) any amendment to any Basic Document of which the Trustee receives notice, or the Letter of Credit, (ii) the appointment of any successor Trustee under this Indenture, (iii) any material amendment of the Remarketing Agreement or the Letter of Credit Agreement of which the Trustee receives notice, (iv) any termination of the Letter of Credit, and (v) any substitution of the Letter of Credit. Notice of any of the foregoing shall be given to the Rating Agency prior to occurrence thereof; provided, however, that if such notice cannot be given prior to such occurrence, then notice shall be given promptly after such occurrence.

     Section 1112.  Duties of Remarketing Agent.  The Remarketing Agent will
     ------------   ---------------------------
determine the interest rate on the Bonds as provided in this Indenture as the designee of the Issuer. The Remarketing Agent will use its best efforts to remarket Bonds as provided in Section 407 hereof as the designee of the Borrower. There may be separate Remarketing Agents for these functions. The Remarketing Agent may for its own account or as broker or agent for others deal in Bonds and may do anything any other Bondholder may do to the same extent as if the Remarketing Agent were not serving as such.

     Section 1113.  Eligibility of Remarketing Agent; Replacement.  The initial
     ------------   ---------------------------------------------
Remarketing Agent shall be The First National Bank of Maryland. Any successor Remarketing Agent shall be a bank, trust company or member of the National Association of Securities Dealers, Inc. acceptable to the Letter of Credit Issuer (in writing) organized and doing business under the laws of the United States or any state or the District of Columbia and having a capitalization of at least $250,000,000 as shown in its most recent published annual report.

     Any successor Remarketing Agent must be an institution rated at least "Baa3/P-3" by Moody's (or Moody's shall have provided written evidence that such successor Remarketing Agent is otherwise acceptable to Moody's) if the Bonds are then rated by Moody's, and at least "BBB-" or "A-3" by S&P (or S&P shall have provided written evidence that such successor Remarketing Agent is otherwise acceptable to S&P) if the Bonds are then rated by S&P, and authorized by law to perform all the duties imposed upon it as Remarketing Agent by this Indenture.

     The Remarketing Agent may resign in accordance with the provisions for resignation, removal and substitution set forth in the Remarketing Agreement. Any such resignation or removal shall only become effective upon appointment of and acceptance by a successor remarketing agent.

     Section 1114.  Compensation of Remarketing Agent.  The Remarketing Agent
     ------------   ---------------------------------
will not be entitled to any compensation from the Issuer, the Trustee or any property held under this Indenture but must make separate arrangements with the Borrower for compensation.

     Section 1115.  Tender Agent.  There shall be no Tender Agent during any
     ------------   ------------
period that the Bonds are held in a Book Entry System. During any period that the Bonds are not held in a Book Entry System, the Borrower shall, with the consent of the Letter of Credit Issuer and the Remarketing Agent, appoint a Tender Agent for the Bonds. The Tender Agent shall accept its duties hereunder by written certificate or tender agent agreement delivered to the Trustee, which certificate or agreement shall designate the principal office of the Tender Agent.

     The Tender Agent may at any time resign by giving thirty (30) days' notice to the Issuer, the Trustee, the Borrower, the Letter of Credit Issuer and the Remarketing Agent. The Tender Agent may be removed at any time by an instrument in writing delivered to the Trustee, the Remarketing Agent and the Tender Agent by the Borrower, with the prior written approval of the Letter of Credit Issuer. In no event, however, shall any removal of the Tender Agent take effect until a successor Tender Agent shall have been appointed.

     In the case the Tender Agent shall resign or be removed or otherwise become incapable of acting, a successor may be appointed by the Borrower with the prior written approval of the Issuer, the Remarketing Agent and the Letter of Credit Issuer. Any such successor shall be acceptable to the Trustee, the Remarketing Agent and the Letter of Credit Issuer. Written notice of such appointment shall immediately be given by the Borrower to the Trustee and the Issuer and the Trustee shall cause written notice of such appointment to be given to the Bondholders. If no successor to a Tender Agent has accepted appointment in the manner provided above within 30 days after the Tender Agent has given notice of its resignation as provided above, the Trustee shall serve as Tender Agent or shall appoint an agent located in New York, New York to act in its stead.

     Any successor Tender Agent must be an institution rated at least "Baa3/P-3" by Moody's Investors Service (or Moody's Investors Service shall have provided written evidence that such successor Tender Agent is otherwise acceptable to Moody's Investors Service) if the bonds are then rated by Moody's Investors Service, and at least "BBB-" or "A-3" by S&P (or S&P shall have provided written evidence that such successor Tender Agent is otherwise acceptable to S&P) if the Bonds are then rated by S&P, and authorized by law to perform all the duties imposed upon it as Tender Agent by this Indenture.

                                  ARTICLE XII

                            Supplemental Indentures
                            -----------------------

     Section 1201.  Supplemental Indentures Not Requiring Consent of
     ------------   ------------------------------------------------
Bondholders.  The Issuer and the Trustee may, and, if during the Letter of
-----------
Credit Period, with the consent of the Letter of Credit Issuer, but without the consent of, or notice to, any of the Bondholders, enter into any indenture supplementing or amending or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provisions hereof and shall not prejudice, in any material respect, the rights of the holders of the Bonds then outstanding or for any one or more of the following purposes:

          (a) to cure any ambiguity or formal defect or omission or to clarify or correct any provision in this Indenture;

          (b) to grant to, or confer on, the Trustee for the benefit of the Bondholders any additional rights, remedies, powers or authority that may lawfully be granted to, or conferred by, the Bondholders or the Trustee;

          (c) to subject to the lien, security interest and pledge of this Indenture additional Revenues, properties or collateral;

          (d) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as required to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect, or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States, and, if they so determine, to add to this Indenture or any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939, as amended, or similar federal statute;

          (e) to add to the covenants and agreements of the Issuer contained herein other covenants and agreements thereafter to be observed for the protection of the Bondholders or to surrender or to limit any right, power or authority therein reserved to or conferred upon the Issuer;

          (f) to provide further for the registration of the Bonds under a book-entry system;

          (g) to amend this Indenture in a manner required by the Rating Agencies incident to seeking or maintaining a rating for the Bonds;

          (h) to amend the rebate provisions of Section 710 to comply with any applicable final regulations issued by the Department of the Treasury of the United States; and

          (i) to make any other change which shall not, in the opinion of the Trustee, prejudice in any material respect the rights of the holders of the Bonds then outstanding.

     Section 1202.  Supplemental Indentures Requiring Consent. Exclusive of
     ------------   -----------------------------------------
supplemental indentures covered by Section 1201 and subject to the terms and provisions contained in this Section, the registered owners of a majority in aggregate principal amount of Bonds then Outstanding shall have the right from time to time, notwithstanding any other provision of this Indenture, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary or desirable by the Issuer for the amending, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that no supplemental indenture permitted by this Section shall permit, or be construed as permitting (i) an extension of the maturity of the principal of, or the interest on, any Bond (ii) a reduction in the principal amount of any Bond, (iii) an alteration of the Borrower's obligation to pay when due amounts owing under the Agreement, (iv) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (v) a reduction in the aggregate principal amount of

Bonds required for consent to such supplemental indenture, without the consent and approval of the Bondholders of all of the Bonds then Outstanding.

     If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, including but not limited to attorneys fees, cause notice of the proposed execution of such supplemental indenture to be mailed to each Bondholder of Bonds then Outstanding by first-class mail to the address of such Bondholder as it appears on the registration books; provided, however, that failure to give such notice by mailing, or any defect therein, will not affect the validity of any proceedings pursuant hereto. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal office of the Trustee for inspection by all Bondholders. If, within 60 days or such longer period as shall be prescribed by the Issuer following the giving of such notice, the owners of a majority in aggregate principal amount of Bonds then Outstanding shall have consented to and approved the execution thereof as herein provided, the Issuer and the Trustee may enter into such supplemental indenture, and no Bondholder shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing such supplemental indenture or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be, and be deemed to be, modified and amended in accordance therewith.

     Bonds owned or held by, or for the account of, the Issuer or the Borrower or any person controlled by either of them shall not be deemed outstanding for the purpose of consent or any calculation of outstanding Bonds provided for in this Article XII or in Article XIII. At the time of any such calculation, the Issuer and the Borrower shall furnish to the Trustee a certificate of an Authorized Representative of the Issuer or the Borrower, upon which the Trustee may rely, describing all Bonds so to be excluded.

     Notwithstanding any other provision of this Indenture, a supplemental indenture under this Article shall not become effective until the Borrower, so long as it is not in default under the Bond Documents, and, if during the Letter of Credit Period, the Letter of Credit Issuer shall have consented to the execution and delivery of such supplemental indenture. In addition, no supplemental indenture under this Article affecting the Remarketing Agent or the Remarketing Agreement shall become effective until the Remarketing Agent shall have consented, in writing, to the execution and delivery of such supplemental indenture.

     Anything contained in this Indenture to the contrary notwithstanding, the Issuer and the Trustee may enter into any indenture supplemental to this Indenture upon receipt of the consent of the Bondholders of all Bonds then outstanding, the consent of the Borrower and, if during the Letter of Credit Period, the consent of the Letter of Credit Issuer.

     Section 1203.  Opinion of Counsel Required.  The Trustee shall not
     ------------   ---------------------------
execute any indenture supplemental to this Indenture unless there shall have been filed with the Trustee an Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture and complies with its terms and that upon execution it will be valid and binding on the Issuer in accordance with its terms.

                                 ARTICLE XIII

                Amendment of Agreement or Remarketing Agreement
                -----------------------------------------------

     Section 1301.  Amendments Not Requiring Consent of Bondholders.  The
     ------------   -----------------------------------------------
Issuer and the Trustee may, without the consent of, or notice to the registered owners of the Bonds, consent to any amendment, change or modification of the Agreement or Remarketing Agreement as may be required:

          (a) by the provisions of the Agreement or Remarketing Agreement or this Indenture;

          (b) for the purpose of curing any ambiguity or formal defect or omission or to clarify or correct any provision therein;

          (c) to effect any other change therein which will not, in the opinion of the Trustee, prejudice materially the rights of the holders or Owners of any Bonds outstanding; or

          (d) by the Rating Agencies incident to seeking or maintaining a rating for the Bonds.

     In rendering the opinion required by subsection (c) above, the Trustee may require and shall be protected in relying upon an Opinion of Counsel to the effect that an amendment, change or modification does not prejudice in any material respect the rights of such Bondholders or Owners.

     Section 1302.  Amendments Requiring Consent.  Except for amendments,
     ------------   ----------------------------
changes or modifications as provided in Section 1301, neither the Issuer nor the Trustee shall consent to any amendment, change or modification of the Agreement and Remarketing Agreement without the written approval or consent of the registered owners of a majority in aggregate principal amount of Bonds then Outstanding given and procured in the manner provided in Section 1202; except that no amendment shall be made to the Agreement and Remarketing Agreement without the consent of the Bondholder of each outstanding Bond affected thereby that would (i) alter the obligation of the Borrower to make payments when due under the Agreement or the Bonds, (ii) terminate or cancel the Agreement, or
(iii) decrease the minimum percentage amount of the principal amount of the Bonds, the Bondholders of which must consent to any such amendment. If at any time the Issuer and the Borrower shall request the consent of the Trustee to any such proposed amendment, change, or modification, the Trustee shall, upon being satisfactorily indemnified with respect to expenses including but not limited to attorneys' fees, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 1202 with respect to supplemental indentures unless such notice is not required because the registered owners of all of the Bonds then outstanding have consented to the proposed amendment, change or modification in accordance with Section 1304. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that a copy of the instrument embodying the same is on file at the principal office of the Trustee for inspection by all Bondholders.

     Section 1303.  Limitation on Amendments.  No amendment, change or
     ------------   ------------------------
modification may decrease the obligation of the Borrower under the Agreement to pay amounts sufficient to pay the principal or the redemption price of, interest on, or the purchase price of, the Bonds as the same become due. Notwithstanding any other provision of this Indenture, any amendment, change or modification of the Agreement and Remarketing Agreement, shall not become effective until consented to by the Borrower and, if during the Letter of Credit Period, the Letter of Credit Issuer. However, no amendments, changes, or modifications of the Agreement which affect the Remarketing Agent or the Remarketing Agreement shall become effective until the Remarketing Agent shall have consented in writing.

     Section 1304.  Amendment by Unanimous Consent.  Notwithstanding any other
     ------------   ------------------------------
provision of this Indenture, the Issuer and the Trustee may consent to any amendment, change or modification of the Bond Documents upon receipt of the consent of the Bondholders of all Bonds then outstanding and the consent of the Borrower and if during the Letter of Credit Period, the Letter of Credit Issuer.

     Section 1305.  Opinion of Counsel Required.  The Trustee shall not comsent
     ------------   ---------------------------
to any amendment, change or modification of the Bond Documents unless there shall have been filed with the Trustee an Opinion of Counsel that such amendment, change or modification is authorized or permitted by this Indenture and complies with its terms and that on execution it will be valid and binding on the party or parties executing it in accordance with its terms.


                                  ARTICLE XIV

                                 Miscellaneous
                                 -------------

     Section 1401.  Borrower Bonds.  Anything in this Indenture to the
     ------------   --------------
contrary notwithstanding, Bonds held by or for the account of the Borrower (other than Pledged Bonds) shall not be deemed Outstanding or entitled to payment, notices or any other rights hereunder.

     Section 1402.  Consents of Bondholders.  Any consent, request, direction,
     ------------   -----------------------
approval, objection or other instrument required by this Indenture to be signed and executed by the similar tenor and may be signed or executed by such Bondholders in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken under such request or other instrument. The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by affidavit of any witness to such execution.

     Section 1403.  Limitation of Rights.  With the exception of rights herein
     ------------   --------------------
expressly conferred, nothing expressed or mentioned in, or to be implied from, this Indenture or the Bonds is intended or shall be construed to give to any person or entity other than the parties hereto, the Bondholders, the Borrower, the Remarketing Agent and the Letter of Credit Issuer any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, conditions and agreements herein contained; this Indenture and all of the covenants, conditions and agreements hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Bondholders, the Borrower, the Remarketing Agent and the Letter of Credit Issuer.

     Section 1404.  Limitation of Liability of Directors, Officers, Etc., of
     ------------   --------------------------------------------------------
Issuer and the Trustee.  No covenant, agreement or obligation contained herein
----------------------
shall be deemed to be a covenant, agreement or obligation of any present or future director, officer, member, employee or agent of the Issuer or the Trustee in his individual capacity, and neither the directors of the Issuer or the Trustee nor any officer thereof executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof. No director, officer, member, employee, agent or adviser of the Issuer or the Trustee shall incur any personal liability with respect to any other action taken by him pursuant to this Indenture or the Act, provided such director, officer, member, employee, agent or adviser does not act in bad faith.

     Section 1405.  Notices.  Except as otherwise expressly provided in this
     ------------   -------
Indenture, all notices or other instruments required or permitted under this Indenture shall be in writing and shall be delivered by hand or reputable overnight delivery service, or mailed by certified mail, postage prepaid, return receipt requested, and addressed as follows:

If to the Issuer:   Fairfax County Economic Development Authority
                    8330 Old Courthouse Road, Suite 400
                    Vienna, Virginia  22180
                    Attn: Chairman

If to the Trustee,  The First National Bank of Maryland
Bond Registrar      M/S 101-591
or Tender Agent:    25 South Charles Street, 16th Floor
                    Baltimore, Maryland 21201
                    Attn: Corporate Trust Dept.

If to the Borrower: Forman Development Associates Limited Partnership
                    c/o Forman Brothers, Inc.
                    3235 Sheriff Road, N.E.
                    Washington, D.C.  20019
                    Attn:  Barry Forman, President

If to the           The First National Bank of Maryland
Remarketing Agent:  M/S 101-343
                    25 South Charles Street
                    Baltimore, Maryland 21201
                    Attn: Structured Finance


If to the Letter of
Credit Issuer: At the address set forth in the Letter of Credit Agreement

     Any such notice, demand or request may also be transmitted to the appropriate party by telegram, telephone or electronic or other facsimile transmission and shall be deemed to be properly given or made at the time of such transmission if, and only if, such transmission of notice shall be confirmed in writing and sent as specified above.

     Any of such addresses may be changed at any time upon written notice of such change given to the other parties by the party effecting the change. Notices and consents given by mail in accordance with this Section shall be deemed to have been given five (5) Business Days after the date of dispatch; notices and consents given by any other means shall be deemed to have been given when received. A duplicate copy of each demand, notice, approval, request, consent, opinion or other communication given above shall be given to each person referenced above. The Issuer, the Borrower, the Letter of Credit Issuer, the Rating Agencies, the Remarketing Agent, and the Trustee may by notice given hereunder, designate any further or different addresses to which subsequent demands, notices, approvals, consents, requests, opinions or other communications shall be sent or persons to whose attention the same shall be directed.

     Section 1406.  Successors and Assigns.  This Indenture shall be binding on
     ------------   ----------------------
on, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

     Section 1407.  Severability.  If any clause, provision or section of this
     ------------   ------------
Indenture shall be held to be illegal or invalid by any court, the illegality or invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Indenture shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein. In case any agreement or obligation contained in this Indenture shall be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the parties hereto to the full extent permitted by law.

     Section 1408.  Applicable Law.  This Indenture shall be governed by the
     ------------   --------------
applicable laws of the Commonwealth of Virginia, without reference to its conflicts of laws principles.

     Section 1409.  Counterparts.  This Indenture may be executed in several
     ------------   ------------
counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

     Section 1410.  Issuer's Reliance upon Certificates.  The Issuer shall be
     ------------   -----------------------------------
protected in acting upon any notice, request, requisition, consent, certificate, order, affidavit, letter, telegram or other paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. As to (i) the existence or nonexistence of any fact; or (ii) the sufficiency, authenticity or validity of any notice, requisition, consent, permit, certificate, authorization, order, instrument, paper, document or proceeding; or (iii) the accuracy, completeness, sufficiency or adequacy of any statement, opinion or conclusion contained in any document or other paper, the certificate, requisition, request, Issuer shall be entitled to rely conclusively upon a certificate, requisition, request, document or other paper signed on behalf of the Borrower or the Remarketing Agent by an Authorized Representative of the Borrower or the Remarketing Agent unless the Issuer has actual knowledge or notice to the contrary.

     IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be executed in their respective corporate names by their respective authorized officers, all as of the day and in the month and year first above written.

                         THE FAIRFAX COUNTY ECONOMIC
                         DEVELOPMENT AUTHORITY


                         By:  ________________________________________

                              Its Chairman


                         THE FIRST NATIONAL BANK OF MARYLAND


                         By:  ________________________________________
                              Its Authorized Officer

                                   EXHIBIT A

                                 FORM OF BOND

No.  _____________                                       $______________________


                           UNITED STATES OF AMERICA

                           COMMONWEALTH OF VIRGINIA
                            FAIRFAX COUNTY ECONOMIC
                             DEVELOPMENT AUTHORITY
                      VARIABLE RATE DEMAND REVENUE BONDS
              (FORMAN DEVELOPMENT ASSOCIATES PROJECT) SERIES 1996

MATURITY DATE                                         CUSIP _____________
November 30, 2007


Registered Owner: Cede & Co.
Principal Amount:

     The Fairfax County Economic Development Authority (the "Issuer"), a political subdivision of the Commonwealth of Virginia, for value received, hereby promises to pay (but only out of the sources hereinafter provided) to the Registered Owner identified above, or registered assigns, on the Maturity Date identified above, unless this Bond shall have been called for earlier redemption as provided herein, upon presentation and surrender hereof, the Principal Amount identified above, and to pay (but only out of the sources hereinafter provided) interest on the balance of said Principal Amount from time to time remaining unpaid from and including the date hereof or from and including the most recent Interest Payment Date (as defined in the hereinafter defined Indenture) with respect to which interest has been paid or duly provided for, until payment of said Principal Amount has been made or duly provided for, at the rates and on the dates described herein.

     Principal of, premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America at the principal corporate trust office of The First National Bank of Maryland, Baltimore, Maryland, as Trustee, or its successor in trust (the "Trustee"); provided, however, payment of interest alone hereon shall be made to the Registered Owner (i) by check or draft mailed on the applicable Interest Payment Date to such Registered Owner as of the close of business on the applicable Record Date (as defined in the Indenture hereinafter referred to) at his address as it appears on the registration books of the Issuer maintained by the Trustee or at such other address as is furnished in writing by such Registered Owner to the Trustee, or
(ii) as to any Registered Owner of $1,000,000 or more in aggregate principal amount of Bonds who so elects, by wire transfer to such wire transfer address in the continental United States as such Registered Owner shall have furnished to the Trustee in writing on or prior to the Record Date.

     This Bond is one of an authorized issue of bonds limited in aggregate principal amount to $2,665,000 (the "Bonds") of like date and tenor, except as to number, denomination, rate of interest and privilege of redemption, issued pursuant to, under authority of and in full compliance with the Constitution and laws of the Commonwealth of Virginia, particularly Chapter 643 of the Virginia Acts of Assembly of 1964, as amended, and executed under an Indenture of Trust dated as of April 1, 1996 (the "Indenture") between the Issuer and the Trustee. The Bonds are being issued for the purpose of providing funds to refund bonds issued to finance all or a portion of the costs of acquiring, constructing, equipping and furnishing an administrative office and warehouse facility of approximately 72,000 square feet on 4.75 acres in Springbelt Center, Fairfax County, Virginia (the "Project") owned by Forman Development Associates Limited Partnership, a Virginia limited partnership (the "Borrower"). Payments sufficient to provide for the payment when due of the principal of, premium, if any, and interest on the Bonds are required to be made directly to the Trustee for the account of the Issuer by the Borrower under the terms of a Loan Agreement dated as of April 1, 1996 (the "Agreement") between the Issuer and the Borrower relating to the Bonds. Capitalized terms herein which are not otherwise defined shall have the meanings set forth in the Indenture.

     The Bonds are all issued under and equally and ratably secured by and entitled to the security of a pledge and assignment of certain revenues and receipts derived by the Issuer pursuant to the Agreement, and all receipts of the Trustee credited under the provisions of the Indenture against such payments, including all moneys drawn by the Trustee under the irrevocable Letter of Credit (together with any Alternate Credit Facility, as defined in the Indenture, issued in substitution therefor, the "Letter of Credit") of The First National Bank of Maryland (together with any bank issuing an Alternate Credit Facility, the "Letter of Credit Issuer").

     The Issuer has established a book-entry system of registration for the Bonds. Except as specifically provided otherwise in the Indenture, an agent will hold this Bond on behalf of the beneficial owner hereof. By acceptance of a confirmation of purchase, delivery or transfer, the beneficial owner of this Bond shall be deemed to have agreed to such arrangement. While the Bonds are in the book-entry system of registration, the Indenture provides special provisions relating to the Bonds which override certain other provisions hereof and the Bond.

     This Bond is transferable by the Registered Owner hereof in person or by his attorney duly authorized in writing at the principal corporate trust office of the Trustee but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer, a new registered Bond or Bonds, of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

     The Bonds are issuable only as fully registered Bonds in the authorized denominations described in the Indenture.

     Interest on the Bonds shall be paid on (i) the first Business Day (as defined in the Indenture) of each calendar month (ii) any date on which the Bonds are subject to mandatory tender under the Indenture, and (iii) on the Maturity Date hereof. Interest on Bonds shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed. If Bonds tendered are not immediately remarketed, they will continue to bear interest at the rate applicable to the Interest Period during which the Bonds were tendered until sixty (60) days has elapsed, at which time the rate will adjust to LIBOR plus one hundred fifty
(150) basis points, unless such inability to remarket is due to a downgrade in the rating of the Letter of Credit Issuer. The interest rate borne by Bonds during such time as such Bonds cannot be remarketed and are in default shall be equal to LIBOR plus three hundred and fifty (350) basis points.

     The Bonds shall initially bear interest from the initial authentication and delivery thereof at the Variable Rate (as defined in the Indenture). Thereafter the Bonds shall bear interest at a rate determined by the Remarketing Agent appointed under the Indenture with respect to such Interest Period (as hereinafter defined) in accordance with the Indenture, provided that the Bonds shall not bear interest at a rate greater than 10% per annum (the "Maximum Rate") so long as the Letter of Credit is in effect. The Indenture provides that the Bonds shall bear interest in a period being hereinafter referred to as an "Interest Period"), and the interest rate shall be determined to be in effect for the duration of each such Interest Period.

     The determination of the interest rate on the Bonds by the Remarketing Agent or otherwise as provided in the Indenture shall be conclusive and binding upon the Owners of the Bonds, the Issuer, the Borrower, the Trustee and the Tender Agent (as hereinafter defined).

     The Bonds will be issued in fully registered form and registered in the name of Cede & Co., a nominee of The Depository Trust Company, New York, New York ("DTC") as Registered Owner of the Bonds, and immobilized in the custody of DTC. One fully registered Bond for the principal amount will be registered to Cede & Co. Beneficial Owners of Bonds will not receive physical delivery of Bonds. Individual purchases of Bonds may be made in book-entry form only in principal amounts of $100,000.00 and any integral multiples of $5,000 thereafter. Principal, premium, if any, and interest payments on the Bonds will be made to DTC or its nominee as Registered Owner of such Bonds on the applicable payment date.

     Transfer of principal, premium, if any, and interest payments to the participants of DTC, which include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations (the "Participants") is the responsibility of DTC. Transfer of principal, premium, if any, and interest payments to beneficial holders of the Bonds by the Participants is the responsibility of the Participants and other nominees of such beneficial holders. The Trustee shall notify DTC of any notice required to be given pursuant to the Agreement not less than fifteen (15) calendar days prior to the date upon which such notice is required to be given; provided that
                                                                  -------- ----
the failure to provide such notice to DTC shall not invalidate any action taken or notice given by the Trustee hereunder.

     Transfer of ownership interest in the Bonds shall be made by DTC and its Participants, acting as nominees of the beneficial owners of the Bonds, in accordance with rules specified by DTC and its Participants. The Trustee makes no assurances that DTC, its Participants or other nominees of the beneficial owners of the Bonds will act in accordance with such rules or on a timely basis.

     The Bonds are issuable as registered Bonds and shall be in denominations of $100,000 or any integral multiples of $5,000 in excess thereof. Upon surrender of this Bond at the principal corporate trust office of the Trustee, together with an assignment duly executed by the Registered Owner or his duly authorized attorney or legal representative in such form as shall be satisfactory to the Trustee, the Trustee shall execute and deliver a new Bond in the manner and subject to the limitations and conditions provided in the Indenture, having an equal aggregate principal amount, in authorized denominations and bearing interest at the same rate, and registered in names as requested by the then Registered Owner hereof or his duly authorized attorney or legal representative. This Bond may, at the option of the Registered Owner hereof and upon surrender of this Bond at the principal corporate trust office of the Trustee, together with an assignment duly executed by the Registered Owner or his duly authorized attorney or legal representative in such form as shall be satisfactory to the Trustee, be exchanged for an equal aggregate principal amount of new Bonds, in authorized denominations, of the same series, form and maturity, bearing interest at the same rate as this Bond.

     If less than all of the Bonds are called for redemption, the Bonds shall be called in such order as may be determined by the Trustee. If less than all of the Bonds are called for redemption, the Bonds to be redeemed shall be selected by DTC or any successor securities depository pursuant to its rules and procedures or, if the book-entry system is discontinued, by the Trustee by lot. In either case, (a) the portion of any Bond to be redeemed shall be in the principal amount of $5,000 or an integral multiple thereof and (b) in selecting Bonds for redemption, each Bond shall be considered as representing that number of Bonds which is obtained by dividing the principal amount of such Bonds by $5,000.

     The Trustee, upon being satisfactorily indemnified with respect to expenses, shall send notice of redemption by facsimile transmission, registered or first class mail, postage prepaid, or overnight express delivery, not less than fifteen (15) days nor more than sixty (60) days prior to the redemption date, to DTC or its nominee as the Registered Owner of the Bonds. The Trustee shall not be responsible for mailing notice of redemption to anyone other than DTC or another qualified securities depository or its nominee unless no qualified securities depository is the Registered Owner of the Bonds. If no qualified securities depository is the Registered Owner of the Bonds, notice of redemption shall be mailed to the respective Registered Owners of each Bond as their names and addresses appear on the Bond Register.

     The Registered Owner of this Bond may, under certain conditions set forth in the Indenture, demand that this Bond be purchased at a price of 100% of the principal amount hereof plus accrued interest, if any, to the Purchase Date by a Tender Agent to be appointed if the Bonds are not in a Book Entry System (the "Tender Agent") on any Business Day. In addition, this Bond is subject to mandatory tender in whole to the Tender Agent at a purchase price equal to 100% of the principal amount hereof plus accrued interest, if any, to the Purchase Date, on each Mandatory Tender Date (as defined in the Indenture). If the

Bonds are held in a Book Entry System on any Optional Tender Date or Mandatory Tender Date, physical tender of the Bonds shall not be required and the Bonds shall be purchased as provided in the Indenture and the rules and procedures of the Securities Depository (as defined in the Indenture). No such purchase of this Bond or advance or use of any funds to effectuate any such purchase shall be deemed to be a payment or redemption of this Bond or of any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced hereby.

     The Borrower has caused the initial Letter of Credit to be delivered to the Trustee pursuant to the requirements of the Agreement and the Indenture. The Trustee shall be entitled under the initial Letter of Credit to draw up to an amount sufficient to pay the principal of the Bonds and up to 60 days' interest on the Bonds at the assumed rate of ten percent (10%) per annum, including the payment of the principal and interest portions of the purchase price of Bonds optionally or mandatorily tendered under the Indenture when due. The initial Letter of Credit expires on April 15, 2001, subject to extension or earlier termination as provided therein. The Borrower may, but is not required to, extend the initial Letter of Credit or provide an Alternate Credit Facility under the Indenture. Under certain circumstances under the Indenture, the Letter of Credit Issuer may be required to provide an Alternate Credit Facility.

     To the extent permitted by law, and, in accordance with the Indenture, moneys may be paid to persons entitled thereto, representing interest on overdue installments of interest, ratably, according to the amounts of such interest due on such date, without any discrimination or preference.

     The Bonds may be redeemed by the Issuer, at the option of the Borrower as follows: Bonds may be redeemed in whole on any date after the giving of notice as required by the Indenture and in part on each Interest Payment Date at the redemption prices set forth in the Indenture. All such redemptions shall be at a redemption price of 100% of the principal amount thereof without premium plus accrued interest to the redemption date.

     The Bonds may be redeemed in whole at the option of the Borrower at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date at any time after the occurrence of either of the following:

          (a) All or substantially all of the Project is damaged, destroyed, condemned or taken by eminent domain.

          (b) The operation of the Project is enjoined or prevented or is otherwise prohibited by, or conflicts with, any order, decree, rule or regulation of any court or Federal, state or local regulatory body, administrative agency or other governmental body.

     The Bonds will be redeemed in whole (or in part as provided below) at a redemption price of 100% of the principal amount of Bonds redeemed plus accrued interest to the redemption date on any day within 180 days after a Determination of Taxability. Fewer than all the Bonds may be redeemed if redemption of fewer than all would result in the interest payable on the Bonds remaining outstanding being not includible in the gross income for Federal income tax purposes of any owner other than a "substantial user" or "related person." If fewer than all Bonds are redeemed, the Trustee will select the Bonds to be redeemed by lot as provided in the Indenture or by such other method acceptable to the Trustee as may be specified in an opinion of Bond Counsel.

     The Bonds are subject to mandatory sinking fund redemption commencing April 1, 1997 and on each April 1 thereafter and on the November 1 prior to maturity as set forth in the Indenture. All such redemptions shall be at a redemption price of 100% of the principal amount thereof, without premium, plus accrued interest to the redemption date.

     Notice of any redemption of Bonds shall be given as provided in the Indenture.

     This Bond and the series of which it forms a part are limited obligations of the Issuer payable solely from the amounts derived under the Agreement or otherwise assigned and pledged under the Indenture. No officer, agent, director, member or employee of the Issuer shall be individually or personally liable for any payment on the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds, but this shall not relieve an officer, agent, director, member or employee of the Issuer from the performance of any official duty provided by law or the Indenture.

     THE OWNER OF THIS BOND HEREBY ACKNOWLEDGES AND CONSENTS TO THE FACT THAT THE FIRST NATIONAL BANK OF MARYLAND IS PROVIDING THE LETTER OF CREDIT AND IS ACTING AS TRUSTEE AND AS REGISTRAR AND PAYING AGENT WITH RESPECT TO THE BONDS.

     The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an event of default as defined in the Indenture occurs and is continuing, the principal of all Bonds then outstanding issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Bond is registered as the Owner hereof for the purpose of receiving payment as herein and in the Indenture provided and for all other purposes, whether or not this Bond is overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

     The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall no longer be secured by or entitled to the benefits of the Indenture, except as provided in the Indenture, including a provision that the Bonds shall be deemed to be paid if non-callable governmental obligations purchased with Available Moneys maturing as to principal and interest in such amounts and at such times as to insure the availability of sufficient moneys to pay the principal of and interest on the Bonds and all compensation and expenses of the Trustee shall have been paid or provided for to the Trustee's satisfaction.

     No recourse shall be had for the payment of the principal of, redemption premium, if any, and interest on this Bond or for any claim based hereon or upon any obligation, covenant or agreement contained in the Indenture or the Agreement against any past, present or future member, officer, official, agent or employee of the Issuer in his individual capacity, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and neither the members, officers, officials, employees, directors, or agents, nor any official executing this Bond, shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance or sale of this Bond.

     Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

THIS BOND AND THE PREMIUM, IF ANY, AND INTEREST HEREON DO NOT CONSTITUTE AN INDEBTEDNESS OR AN OBLIGATION, GENERAL OR MORAL, OR A PLEDGE OF THE FAITH AND CREDIT OF THE ISSUER, THE COMMONWEALTH OF VIRGINIA (THE "COMMONWEALTH") OR ANY POLITICAL SUBDIVISION THEREOF, WITHIN THE PURVIEW OF ANY CONSTITUTIONAL OR STATUTORY LIMITATION OR PROVISION, AND SHALL NEVER CONSTITUTE NOR GIVE RISE TO A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS, IF ANY, OF THE ISSUER, THE COMMONWEALTH OR ANY POLITICAL SUBDIVISION THEREOF, BUT SHALL BE A SPECIAL, LIMITED OBLIGATION OF THE ISSUER, PAYABLE SOLELY FROM THE REVENUES AND INCOME DERIVED FROM PAYMENTS MADE BY THE BORROWER UNDER THE AGREEMENT AND PAYMENTS UNDER THE LETTER OF CREDIT (AS SUCH TERMS ARE DEFINED HEREIN).

     IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts and conditions required to be performed precedent to and in the execution and delivery of the Indenture and the issuance of the Bond have been performed in due time, form and manner as required by law, and that the issuance of the Bond and the series of which it forms a part does not exceed or violate any constitutional or statutory limitation.

     This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture unless and until the certificate of authentication hereon shall have been duly executed by the Trustee.



                          [SIGNATURE PAGE TO FOLLOW]

    IN WITNESS WHEREOF, The Fairfax County Economic Development Authority has caused this Bond to be executed in its name by the manual or facsimile signature of its Chairman and its corporate seal or a facsimile thereof to be impressed or printed hereon and attested by the manual or facsimile signature of its Secretary.

     Dated:  April 1, 1996

                              THE FAIRFAX COUNTY ECONOMIC
                              DEVELOPMENT AUTHORITY


                              By_______________________________
                                                   , Chairman

Attest:

_______________________
                              , Secretary

[SEAL]



     This Bond is one of the Bonds described in the within-mentioned Indenture.


                              THE FIRST NATIONAL BANK OF
                              MARYLAND, as Trustee



                              By: _____________________________
                                    Authorized officer

                             [FORM OF ASSIGNMENT]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                           UNIF TRANSFERS MIN ACT---

TEN COM -- as tenants in common             ________ Custodian _______
TEN ENT -- as tenants by the                (Cust)                   (Minor)
           entireties
JT TEN --  as joint tenants with right  under Uniform Gifts to
           of survivorship and not as       Minors Act  __________
           tenants in common                                    (State)

                   Additional abbreviations may also be used
                         though not in the above list.

     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto____________________________________________________________________
                        (Name and Address of Assignee)

the within Bond of The Fairfax County Economic Development Authority and does hereby irrevocably constitute and appoint __________________________________ to transfer said Bond on the books kept for registration thereof with full power of substitution in the premises.

Dated:___________________

Signature Guaranteed:________________________________________________
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever. Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guaranty program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

     If and to the extent that there shall be a default in the payment of the interest due on any Interest Payment Date, such defaulted interest shall be paid to the Owners in whose names such Bonds are registered at the close of business on the fifth Business Day (as defined in the Indenture) next preceding the date of payment of such defaulted interest.

                                   EXHIBIT B

CLIENT/MATTER NAME:      FORMAN BROS./REFUNDING

CLIENT/MATTER NUMBER:    00260/009

FILENAME:                J:\DATA\CLIENT\00\00260\INDENT1.TST

ATTORNEY:                C. HONIGBERG

DOCUMENT TITLE:          INDENTURE

FILE SERVER:             FX2

PLEASE KEEP THIS SHEET WITH THE DOCUMENT FOR ALL FURTHER REVISIONS.
THANK YOU.

REVISION INFORMATION:    02/23/96 07:25 Fair PCM
                         02/26/96 21:20 Fair MLS
                         02/28/96 09:44 Fair PCM
                         03/14/96 16:47 Fair MLS
                         03/19/96 08:12 Fair pcm
                         03/21/96 09:44AM FX2 CDLUC
                         04/12/96 08:44AM FX2 CDLUC
                         04/16/96 04:46PM FX2 PCROS

                                      B-2